                                                       Registration No. 33-89188


                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                   ---------------

                          POST-EFFECTIVE AMENDMENT NO. 3 TO
                                       FORM S-6
                                   FOR REGISTRATION
                                        UNDER
                       THE SECURITIES ACT OF 1933 OF SECURITIES
                         OF UNIT INVESTMENT TRUSTS REGISTERED
                                    ON FORM N-8B-2

                                   ----------------

                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (EXACT NAME OF TRUST)

                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 (NAME OF DEPOSITOR)
                              720 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN 53202
            (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       JOHN M. BREMER, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                              720 EAST WISCONSIN AVENUE
                              MILWAUKEE, WISCONSIN 53202
                   (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)

    It is proposed that this filing will become effective
          immediately upon filing pursuant to paragraph (b)
    ------
      X   on April 30, 1998 pursuant to paragraph (b)
    ------
          60 days after filing pursuant to paragraph (a)(1)
    ------
          on (DATE) pursuant to paragraph (a)(1)
    ------
          of Rule 485
    ------
          this post-effective amendment designates a new
    ------
          effective date for a previously filed post-effective amendment




                                   ----------------

                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                                CROSS-REFERENCE SHEET


     Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.


     ITEM NUMBER                   HEADING IN PROSPECTUS
     -----------                   ---------------------
           1 . . . . . . . . . . . Cover Page
           2 . . . . . . . . . . . Cover Page; Northwestern Mutual Life
           3 . . . . . . . . . . . Not Applicable
           4 . . . . . . . . . . . Distribution of the Policies
           5 . . . . . . . . . . . The Account and its Divisions
           6 . . . . . . . . . . . The Account and its Divisions
           7 . . . . . . . . . . . Not Applicable
           8 . . . . . . . . . . . Not Applicable
           9 . . . . . . . . . . . Legal Proceedings
          10(a). . . . . . . . . . Other Policy Provisions:  OWNER
                                                             -----
          10(b). . . . . . . . . . Annual Dividends
          10(c) and (d). . . . . . Death Benefit, Cash Value, Loans
                                   and Withdrawals, Right to Return Policy,
                                   Right to Exchange for a Fixed Benefit Policy,
                                   Payment Plans
          10(e). . . . . . . . . . Premiums, Paid-Up Insurance,
`                                  Reinstatement
          10(f). . . . . . . . . . Voting Rights
          10(g). . . . . . . . . . Voting Rights, Substitution of Fund
                                   Shares and Other Changes
          10(h). . . . . . . . . . Voting Rights, Substitution of Fund
                                   Shares and Other Changes
          10(i). . . . . . . . . . Premiums, Death Benefit, Annual
                                   Dividends, Other Policy Provisions:

                                    PAYMENT PLANS
                                    -------------

          11 . . . . . . . . . . . The Account, The Fund, Aggressive Growth
                                   Stock Portfolio, International Equity
                                   Portfolio, Growth Stock Portfolio, Growth and
                                   Income Stock Portfolio, Index 500 Stock
                                   Portfolio, High Yield Bond Portfolio, Select
                                   Bond Portfolio, and Money Market Portfolio
          12 . . . . . . . . . . . The Fund
          13 . . . . . . . . . . . Summary, The Fund, Deductions and
                                   Charges, Distribution of the Policies
          14 . . . . . . . . . . . Requirements for Insurance
          15 . . . . . . . . . . . Premiums, Allocations to the Account
          16 . . . . . . . . . . . The Account, The Fund, Allocations
                                   to the Account
          17 . . . . . . . . . . . Same Captions as Items 10(a), (c),
                                   and (d)
          18 . . . . . . . . . . . The Account, Annual Dividends
          19 . . . . . . . . . . . Reports

                                         -ii-



          20 . . . . . . . . . . . Not Applicable
          21 . . . . . . . . . . . Loans and Withdrawals
          22 . . . . . . . . . . . Not Applicable
          23 . . . . . . . . . . . Not Applicable
          24 . . . . . . . . . . . Not Applicable
          25 . . . . . . . . . . . Northwestern Mutual Life
          26 . . . . . . . . . . . The Fund, Deductions and Charges
          27 . . . . . . . . . . . Northwestern Mutual Life
          28 . . . . . . . . . . . Management
          29 . . . . . . . . . . . Not Applicable
          30 . . . . . . . . . . . Not Applicable
          31 . . . . . . . . . . . Not Applicable
          32 . . . . . . . . . . . Not Applicable
          33 . . . . . . . . . . . Not Applicable
          34 . . . . . . . . . . . Not Applicable
          35 . . . . . . . . . . . Northwestern Mutual Life
          36 . . . . . . . . . . . Not Applicable
          37 . . . . . . . . . . . Not Applicable
          38 . . . . . . . . . . . Distribution of the Policies
          39 . . . . . . . . . . . Distribution of the Policies
          40 . . . . . . . . . . . The Fund
          41 . . . . . . . . . . . The Fund, Distribution of the Policies
          42 . . . . . . . . . . . Not Applicable
          43 . . . . . . . . . . . Not Applicable
          44 . . . . . . . . . . . The Fund, Requirements for Insurance,
                                   Premiums, Death Benefit, Cash Value
          45 . . . . . . . . . . . Not Applicable
          46 . . . . . . . . . . . Same Captions as Items 10(c) and (d)
          47 . . . . . . . . . . . Not Applicable
          48 . . . . . . . . . . . Not Applicable
          49 . . . . . . . . . . . Not Applicable
          50 . . . . . . . . . . . The Account
          51 . . . . . . . . . . . Numerous Captions
          52 . . . . . . . . . . . Substitution of Fund Shares and
                                   Other Changes
          53 . . . . . . . . . . . Not Applicable
          54 . . . . . . . . . . . Not Applicable
          55 . . . . . . . . . . . Not Applicable
          56 . . . . . . . . . . . Not Applicable
          57 . . . . . . . . . . . Not Applicable
          58 . . . . . . . . . . . Not Applicable
          59 . . . . . . . . . . . Financial Statements

                                        -iii-


April 30, 1998



[LOGO]


The Quiet Company-Registered Trademark-


             NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-


                              VARIABLE WHOLE LIFE POLICY
                              WITH ADDITIONAL PROTECTION








[PHOTO]



                                                    P R O S P E C T U S




CompLife-Registered Trademark- is a registered service mark of
Northwestern Mutual
Life Insurance Company



NORTHWESTERN MUTUAL
SERIES FUND, INC.

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

CONTENTS

                                                 PAGE
                                                 ----
Prospectus. . . . . . . . . . . . . . . . . . . . 1
Summary . . . . . . . . . . . . . . . . . . . . . 2
   Variable Life Insurance. . . . . . . . . . . . 2
   The Account and its Divisions. . . . . . . . . 2
   The Policy . . . . . . . . . . . . . . . . . . 2
    Premiums. . . . . . . . . . . . . . . . . . . 2
    Death Benefit . . . . . . . . . . . . . . . . 2
    Cash Value  . . . . . . . . . . . . . . . . . 2
    Deductions and Charges. . . . . . . . . . . . 2
     From Premiums. . . . . . . . . . . . . . . . 2
     From Policy Value. . . . . . . . . . . . . . 3
     From the Assets of the Account and the
       Fund . . . . . . . . . . . . . . . . . . . 3
     Transaction Charges. . . . . . . . . . . . . 3
     Surrender Charges. . . . . . . . . . . . . . 3
The Northwestern Mutual Life Insurance Company,
   Northwestern Mutual Variable Life Account and
      Northwestern Mutual Series Fund, Inc. . . . 4
   Northwestern Mutual Life . . . . . . . . . . . 4
   The Account. . . . . . . . . . . . . . . . . . 4
  The Fund. . . . . . . . . . . . . . . . . . . . 4
   Aggressive Growth Stock Portfolio. . . . . . . 4
   International Equity Portfolio . . . . . . . . 4
   Growth Stock Portfolio . . . . . . . . . . . . 4
   Growth and Income Stock Portfolio. . . . . . . 4
   Index 500 Stock Portfolio  . . . . . . . . . . 5
   Balanced Portfolio . . . . . . . . . . . . . . 5
   High Yield Bond Portfolio. . . . . . . . . . . 5
   Select Bond Portfolio. . . . . . . . . . . . . 5
   Money Market Portfolio . . . . . . . . . . . . 5
Detailed Information About the Policy . . . . . . 5
   The Policy Design. . . . . . . . . . . . . . . 5
   Requirements for Insurance . . . . . . . . . . 6
   Premiums . . . . . . . . . . . . . . . . . . . 6
   Death Benefit. . . . . . . . . . . . . . . . . 8
   Policy Value and Paid-Up Additional Insurance. 8
   Allocations to the Account . . . . . . . . . . 9
   Deductions and Charges . . . . . . . . . . . . 9
    Deductions from Premiums. . . . . . . . . . . 9
    Charges Against the Policy Value. . . . . . . 10
    Charges Against the Account Assets. . . . . . 10
    Transaction Charges . . . . . . . . . . . . . 10
    Surrender Charges . . . . . . . . . . . . . . 10
   Guarantee of Premiums, Deductions
    and Charges . . . . . . . . . . . . . . . . . 11

                                                 PAGE
                                                 ----
    Cash Value. . . . . . . . . . . . . . . . . . 11
    Annual Dividends. . . . . . . . . . . . . . . 11
    Loans and Withdrawals . . . . . . . . . . . . 12
    Excess Amount . . . . . . . . . . . . . . . . 13
    Paid-Up Insurance . . . . . . . . . . . . . . 13
    Reinstatement . . . . . . . . . . . . . . . . 13
    Right to Return Policy. . . . . . . . . . . . 13
    Right to Exchange for a Fixed Benefit Policy. 13
    Other Policy Provisions . . . . . . . . . . . 14
      Owner . . . . . . . . . . . . . . . . . . . 14
      Beneficiary . . . . . . . . . . . . . . . . 14
      Incontestability. . . . . . . . . . . . . . 14
      Suicide . . . . . . . . . . . . . . . . . . 14
      Misstatement of Age or Sex. . . . . . . . . 14
      Collateral Assignment . . . . . . . . . . . 14
      Payment Plans . . . . . . . . . . . . . . . 14
      Deferral of Determination and Payment . . . 14
    Voting Rights . . . . . . . . . . . . . . . . 14
    Substitution of Fund Shares
     and Other Changes. . . . . . . . . . . . . . 15
    Reports . . . . . . . . . . . . . . . . . . . 15
    Special Policy for Employers. . . . . . . . . 15
    Distribution of the Policies. . . . . . . . . 15
    Tax Treatment of Policy Benefits. . . . . . . 15
 Other Information. . . . . . . . . . . . . . . . 16
    Management. . . . . . . . . . . . . . . . . . 16
    Regulation. . . . . . . . . . . . . . . . . . 18
    Legal Proceedings . . . . . . . . . . . . . . 18
    Registration Statement. . . . . . . . . . . . 18
    Experts . . . . . . . . . . . . . . . . . . . 18
 Financial Statements . . . . . . . . . . . . . . 19

   Report of Independent Accountants
    (for the two years ended December 31, 1997) . 19


   Financial Statements of the Account
    (for the two years ended December 31, 1997) . 20


   Financial Statements of Northwestern Mutual Life
    (for the three years ended
        December 31, 1997). . . . . . . . . . . . 26


   Report of Independent Accountants
    (for the three years ended
      December 31, 1997). . . . . . . . . . . . . 39

 Appendix . . . . . . . . . . . . . . . . . . . . 40

P R O S P E C T U S



NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-

VARIABLE WHOLE LIFE POLICY WITH ADDITIONAL PROTECTION


This prospectus describes the Variable CompLife-Registered Trademark- Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy is designed to provide lifetime insurance coverage on the insured named in the Policy. Both the death benefit and the cash value provided by the Policy will vary daily to reflect the investment experience of Northwestern Mutual Variable Life Account (the "Account").


The owner of a Policy may allocate the net premiums to one or more of the nine divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The prospectus for the Fund, attached to this prospectus, describes the investment objectives of the nine portfolios: the Aggressive Growth Stock Portfolio, International Equity Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio.

The Policy provides for a scheduled premium payable at least annually, but the owner of a Policy may pay more than the scheduled amount. In some situations the owner may pay less than the scheduled amount. Northwestern Mutual Life guarantees that the death benefit will never be less than the Policy's initial amount of whole life insurance, regardless of the Account's investment experience, so long as scheduled premiums are paid when due and no Policy debt is outstanding. The Policy may include insurance which is guaranteed for only a specified number of years. There is no guaranteed minimum cash value.

In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and insurance costs for a new Policy. Deductions for sales costs and administrative expenses are made from the cash values of Policies surrendered during the early Policy years. Therefore a Policy should be purchased only if the purchaser intends to keep it in force for a reasonably long period.


A Policy may be returned for a full refund for a limited period of time. See "Right to Return Policy", p.13.


THE ASSETS OF THE HIGH YIELD BOND DIVISION OF THE ACCOUNT ARE INVESTED IN SHARES OF THE HIGH YIELD BOND PORTFOLIO OF THE FUND, WHICH INVESTS PRIMARILY IN FIXED INCOME SECURITIES THAT ARE RATED BELOW INVESTMENT GRADE BY THE MAJOR RATING AGENCIES. SUCH SECURITIES ARE SOMETIMES KNOWN AS "JUNK BONDS" AND ARE CONSIDERED SPECULATIVE. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH SUCH INVESTMENTS, AS DESCRIBED IN THE FUND'S PROSPECTUS ATTACHED HERETO, AND SHOULD UNDERSTAND THAT HIGH YIELD FIXED INCOME SECURITIES ARE not APPROPRIATE FOR SHORT-TERM INVESTMENT PURPOSES.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS FOR NORTHWESTERN MUTUAL SERIES FUND, INC. WHICH IS ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SUMMARY

THE FOLLOWING SUMMARY PROVIDES A BRIEF OVERVIEW OF THE ACCOUNT AND THE POLICY. IT OMITS DETAILS WHICH ARE INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE ATTACHED FUND PROSPECTUS AND IN THE TERMS OF THE POLICY.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary daily to reflect the performance of the selected investments. Since a substantial part of the premium pays for the insurance risk of death a variable life insurance policy should not be considered unless the primary need is life insurance protection.

THE ACCOUNT AND ITS DIVISIONS


Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has nine divisions. The owner of the Policy determines how net premiums are to be apportioned. Up to six divisions may be selected at any one point in time. The assets of each division are invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. The nine Portfolios are the Aggressive Growth Stock Portfolio, International Equity Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The investment objectives of the Portfolios are briefly described herein. See "The Fund", p. 4. For additional information see the attached prospectus for the Fund.


THE POLICY

PREMIUMS     The Policy provides for a scheduled premium for the Minimum
Guaranteed Death Benefit and any Additional Protection purchased as part of the Policy. The Minimum Guaranteed Death Benefit is the initial amount of whole life insurance provided by the Policy. Additional Protection is insurance which does not have a lifetime guarantee, but is guaranteed for a specified period. The scheduled premium may include additional amounts to purchase variable paid-up additional insurance or to increase Policy Value. The scheduled premium also includes the amount required for any additional benefits that are purchased with the Policy. The Policy permits payment of optional unscheduled additional premiums, within limits, to purchase variable paid-up additional insurance or to increase Policy Value. Payment of premiums may be suspended if it is determined under a certain set of assumptions that the Policy Value is already sufficient to cover future insurance costs. Resumption of premiums may be required in the future if the Policy Value becomes insufficient. The Policy Value reflects investment experience as well as premiums paid and the cost of insurance and other charges. After a Policy is issued the amount of scheduled premiums may be increased, or decreased, within limits, at the option of the policyowner. Premiums are payable at least annually.

DEATH BENEFIT     Northwestern Mutual Life guarantees that the Minimum
Guaranteed Death Benefit provided by a Policy will be paid upon the death of the insured, regardless of investment experience, if scheduled premiums are paid when due and no Policy debt is outstanding. The death benefit will be increased by the amount of any Additional Protection in force. The Additional Protection is guaranteed for a period which depends on the sex and risk classification and age of the insured when the Policy is issued and on the proportions of Minimum Guaranteed Death Benefit and Additional Protection. The death benefit will also be increased by the amount of any variable paid-up additional insurance, any excess Policy Value and any amount needed to meet federal income tax requirements for life insurance.

CASH VALUE     The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. A Policy may be surrendered for its cash value. A surrender charge applies during the first 15 policy years. Partial surrenders are permitted by administrative practice if the remaining Policy meets minimum size requirements.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

     -    Deduction of 3.5% for state and federal taxes attributable to premiums

     -    Sales load of 4.5%

     - Annual charge of $84, currently expected to be reduced to $60 after ten years

     -    Annual charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit

     - Annual expense charge of $0.12 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection (currently expected to be charged for ten years only)

     - Any extra premium charged for insureds who do not qualify as select, standard plus or standard risks

     -    Any extra premium for additional benefits purchased with the Policy

FROM POLICY VALUE

     - An annual charge, based on the amount at risk and the attained age and risk classification of the insured, with rates based on the 1980 CSO Mortality Tables. This charge also applies for the values which support any paid-up additional insurance.

     - Any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a transfer of Policy Value to paid-up insurance

FROM THE ASSETS OF THE ACCOUNT AND THE FUND

     - A daily charge at the annual rate of .60% of the account assets for mortality and expense risks


     - A daily charge for investment advisory and other services provided to the Fund. The total Fund expenses vary by Portfolio and currently fall in an approximate range of .21% to .77% of assets on an annual basis.


TRANSACTION CHARGES

     - Fee of up to $25 (currently waived) for transfers among the Account Divisions

     -    Fee of up to $25 (currently waived) for withdrawals of Excess Amount

     - Charge for administrative costs to process a partial surrender, currently expected to be $250

SURRENDER CHARGES

     - Surrender charges for sales and issuance expenses deducted from Policy proceeds upon surrender of the Policy during the first 15 years

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT AND
NORTHWESTERN MUTUAL SERIES FUND, INC.

NORTHWESTERN MUTUAL LIFE


The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fifth largest life insurance company, based on total assets in excess of $71 billion on December 31, 1997 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents.


THE ACCOUNT

Northwestern Mutual Variable Life Account was established by the Trustees of Northwestern Mutual Life on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to other income, gains or losses of Northwestern Mutual Life. The Account is used only for variable life insurance policies. However, the policies issued prior to the introduction of Variable CompLife-Registered Trademark- (October 11, 1995 in most states) are different from the Variable CompLife-Registered Trademark- Policies described herein. The older policies are described in a separate prospectus and are no longer offered.

The Account is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision of management or investment practices or policies. The Account has nine divisions. All of the assets of each division are invested in shares of the corresponding Portfolio of the Fund described below.

THE FUND

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Shares of each Portfolio of the Fund are purchased by the corresponding division of the Account at their net asset value without any sales charge.


The investment adviser for the Fund is Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .67% for the International Equity Portfolio, based on 1997 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .10% for the International Equity Portfolio. Northwestern Mutual Life provides certain personnel and facilities used by NMIS in performing its investment advisory functions and is a party to the investment advisory agreement. J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. have been retained under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively.


The investment objectives and types of investments for each of the nine Portfolios of the Fund are set forth below. There can be no assurance that the objectives of the Portfolios will be realized. For more information about the investment objectives and policies, the attendant risk factors and expenses see the Fund prospectus.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICY

THE POLICY DESIGN

The simplified description of the Variable CompLife-Registered Trademark- Policy design in this section is intended to help the reader understand how the Policy is constructed. It omits details and important qualifications which are discussed in the following sections.

The Policy combines a Minimum Guaranteed Death Benefit with Additional Protection in an integrated policy design. The Minimum Guaranteed Death Benefit represents permanent life insurance guaranteed for the lifetime of the insured if premiums are paid when due and no Policy debt is outstanding. The Additional Protection is guaranteed for a period of years which depends on the sex and risk classification and age of the insured when the Policy is issued and the relative proportions of Minimum Guaranteed Death Benefit and Additional Protection. For an insured aged less than 43 the guaranteed period is not less than ten years. It is generally longer for younger insureds and shorter for insureds who are older, but will not be less than six years.

Net premiums are invested in the Account divisions selected by the Policyowner and increase the Policy Value. The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the cost of insurance.
The cost of insurance is based on the net amount at risk. This is the amount of insurance in force less the Policy Value. The cost of insurance also reflects the attained age of the insured each year. If premiums are paid when due and investment experience is favorable, the Policy Value will increase year by year.


The Policy is designed so that the increase in Policy Value over time should reduce the net amount at risk. The reduction in the net amount at risk offsets the rising cost of the mortality risk as the age of the insured increases, reducing the total cost of insurance which is subtracted from the Policy Value each year. This scenario depends, however, on the investment experience which is a principal factor in determining Policy Value. Investment experience is not guaranteed. If investment experience does not produce a sufficient rate of return, the amount of Additional Protection will be reduced in later Policy years, or the Policyowner will need to pay additional premium to keep the Additional Protection from falling. For a typical Policy the average annual net investment rate of return required to maintain the initial amount of Additional Protection, without additional premium, should be between 4% and 6%, based on the current charges and dividend scale. Any excess Policy Value (called the "Excess Amount") is simply added to the death benefit and the cash value, dollar for dollar, unless a greater increase in the death benefit is required to meet tax requirements for life insurance. See "Excess Amount", p.13.

The Policy also allows the payment of additional premiums to purchase variable paid up additional insurance. The values for the additional insurance are calculated separately from those which support the initial amount of insurance and do not affect the Policy Value. Unscheduled additional premiums to purchase variable paid-up additional insurance are allowed, subject to insurability of the insured when the premiums are accepted.

REQUIREMENTS FOR INSURANCE


The minimum amount required for the Minimum Guaranteed Death Benefit is $100,000, reduced to $50,000 if the insured is below age 15 or over age 59. If the initial premium is at least $10,000 ($5,000 for ages below 15) the required minimum for the Minimum Guaranteed Death Benefit is $1,000. A lower minimum may apply in some circumstances and will apply if the Policy is purchased for an employer-sponsored benefit plan. See "Special Policy for Employers", p. 15.
The Minimum Guaranteed Death Benefit must  always be at least $1,000.


Before issuing a Policy, Northwestern Mutual Life will require satisfactory evidence of insurability. Non-smokers who meet preferred underwriting requirements are considered select risks. Nonsmokers in the second best classification are considered standard plus risks. The best class of smokers are considered standard risks. The premium is different for each risk classification. A higher premium is charged for insureds who do not qualify as select, standard plus or standard risks. The amount of extra premium depends on the risk classification in which the insured is placed.

PREMIUMS

The Policy provides for a level scheduled premium to be paid annually at the beginning of each Policy year. Premiums are payable at the Home Office or to an authorized Agent of Northwestern Mutual Life.

By administrative practice, Northwestern Mutual Life accepts premiums on a monthly, quarterly or semi-annual schedule. If premiums are paid more frequently than annually, Northwestern Mutual Life places the scheduled net annual premium in the Account on each Policy anniversary. Northwestern Mutual Life advances this amount on this date and is reimbursed as premium payments are received from the Policyowner. The Policyowner has no obligation to repay the amount that has been advanced, but failure to pay the premiums when due will cause (a) premium payments to be suspended (subject to the conditions described later in this section), (b) the Policy to continue in force as a reduced amount of paid-up insurance, or (c) the Policy to terminate. If premiums are not paid when due, the Account assets supporting the Policy will be reduced to reflect the premiums due later in the Policy year.

Premiums paid other than on an annual basis are increased to (1) reflect the time value of money, based on an 8% interest rate, and (2) cover the administrative costs to process the additional premium payments. A monthly premium is currently equal to the annual premium times .0863 plus 50 cents. Thus, the total of monthly premiums for a year is currently 3.56% plus $6.00 higher than a premium paid annually. Monthly premiums may be paid only through an automatic payment plan arranged with the Policyowner's bank. A quarterly premium is currently equal to the annual premium times .2573 plus $2.00. A semiannual premium is equal to the annual premium times .5096 plus $1.35.

The scheduled premium includes the premium for the Minimum Guaranteed Death Benefit and the premium for any Additional Protection. The amount of the premium depends on the amount of the Minimum Guaranteed Death Benefit and the amount of Additional Protection, as well as the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. A notice is sent to the Policyowner not less than two weeks before each premium is due.


The purchaser of the Policy may select the proportions of Minimum Guaranteed Death Benefit and Additional Protection, subject to the required minimum amount for the Minimum Guaranteed Death Benefit. See "Requirements for Insurance", above.


Policies that include Additional Protection are subject to a minimum premium that is equal to 70% of the premium for a Policy that consists solely of Minimum Guaranteed Death Benefit. The premium for the Additional Protection consists of two times the cost of term insurance (for the insured's age when the Policy was issued) as long as this amount in combination with the premium for the Minimum Guaranteed Death Benefit meets the 70% requirement. If this combination does not meet the 70% requirement the premium for Additional Protection is increased to bring the total up to the 70% level.

In addition to the premium required for the Minimum Guaranteed Death Benefit and any Additional Protection, the scheduled premium may include additional premium to purchase paid-up additional insurance or to increase the Policy Value. The scheduled premium will also include the premium required for any additional benefit included as part of the Policy.

After the Policy is issued the additional premium included in the scheduled premium may be decreased at any time upon the request of the Policyowner. The additional premium included in the scheduled premium may be increased, or optional unscheduled additional premiums may be paid, at any time before the Policy anniversary nearest to the insured's 85th birthday, subject to the insurability requirements and issue limits of Northwestern Mutual Life.

If the Policy includes Additional Protection, an increased premium may be required after the guaranteed period to prevent a reduction of the amount of Additional Protection. The increased premium, if required, is determined each year as of the date 25 days before the Policy anniversary. The Policyowner is entitled to pay the increased premium required to keep the Additional Protection from falling until the insured reaches age 80 but this right terminates as of the first Policy anniversary on which the required increased premium is not paid when due.


Payment of scheduled premiums may be suspended, at the option of the Policyowner, if as of 25 days prior to the Policy anniversary on or before the due date of the premium, (1) the Excess Amount exceeds one year's minimum premium, and (2) the Policy Value exceeds the sum of the net single premium for the amount of insurance then in force, plus the present value of future charges for expenses, additional benefits, and any extra mortality. See "Excess Amount", p. 13. The minimum premium is the sum of the premiums for the Minimum Guaranteed Death Benefit, the Additional Protection and any additional benefit included in the Policy. The net single premium and the present value of future charges will be calculated using the mortality basis for the cost of insurance charges with 6% interest. See "Charges Against the Policy Value", p. 10. While payment of premiums is suspended, certain charges ordinarily deducted from premiums will reduce the Policy Value instead. Payment of scheduled premiums may be resumed as of any Policy anniversary. Payment of scheduled premiums must be resumed as of the next Policy anniversary if the Excess Amount, as of 25 days prior to the Policy anniversary, is determined to be less than one year's minimum premium. Unscheduled additional premiums may be paid while suspension of scheduled premiums is in effect, subject to the insurability requirements and issue limits of Northwestern Mutual Life.



The Policy provides for a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If a premium is paid during the grace period, the values for the Policy will be the same as if the premium had been paid when due. If the premium is not paid within the grace period, and the Policy does not qualify for premium suspension, the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as paid-up insurance. See "Paid-Up Insurance", p.
13.  If a Policy is surrendered, its cash value will be paid. See "Cash Value",
p. 11.


The following table shows representative annual premiums for a Policy with an initial amount of $200,000, divided equally between Minimum Guaranteed Death Benefit and Additional Protection, for male select, standard plus and standard risks, at three ages.

                         PREMIUM FOR
           MINIMUM         MINIMUM
          GUARANTEED      GUARANTEED                   PREMIUM FOR
AGE AT      DEATH           DEATH       ADDITIONAL      ADDITIONAL    TOTAL
ISSUE      BENEFIT       PROTECTION     PROTECTION      PROTECTION   PREMIUM
------    ----------     -----------    ----------     -----------   -------
                                          SELECT
15 . . . .$100,000            $  688    $100,000            $  294    $  982
35 . . . . 100,000             1,347     100,000               505     1,852
55 . . . . 100,000             3,351     100,000             1,660     5,011
                                      STANDARD PLUS
15 . . . .$100,000            $  745    $100,000            $  304    $1,049
35 . . . . 100,000             1,479     100,000               558     2.037
55 . . . . 100,000             3,640     100,000             2,420     6,060
                                        STANDARD
15 . . . .$100,000            $  848    $100,000            $  370    $1,218
35 . . . . 100,000             1,723     100,000               656     2,379
55 . . . . 100,000             4,367     100,000             3,190     7,557

DEATH BENEFIT

The death benefit for a Policy includes the Minimum Guaranteed Death Benefit, any Additional Protection in effect, any Excess Amount and any paid-up additional insurance. It is reduced by the amount of any Policy debt outstanding and by an adjustment for any unpaid premiums which have been applied to purchase paid-up additional insurance.

The Minimum Guaranteed Death Benefit selected by the Policyowner when the Policy is issued will neither increase nor decrease, regardless of the investment experience of the Account divisions where assets for the Policy are held, so long as scheduled premiums are paid when due and no Policy debt is outstanding. In setting the premium rates for the Minimum Guaranteed Death Benefit it has been assumed that the Account assets will grow at a net annual rate of 4%. Northwestern Mutual Life bears the risk that the rate of growth will be less. A higher rate of growth results in an increase in the Policy Value.


The Additional Protection included in a Policy when it is issued will not increase by reason of investment experience more favorable than the assumed 4% net annual rate of growth. It will not decrease, regardless of investment experience, until expiration of the guaranteed period, so long as scheduled premiums are paid when due and no Policy debt is outstanding. A condition for this guarantee is that any dividends paid on the Policy must be used to increase Policy Value until the end of the guaranteed period unless the Policy has an Excess Amount. See "Excess Amount" p. 13. After the guaranteed period, the Additional Protection may be reduced unless the Policy Value exceeds the amount defined by the formula in the Policy. The amount of Policy Value, and the amount of increased premium required to prevent a reduction in the Additional Protection, are calculated 25 days before each Policy anniversary. The Policyowner may pay any increased premium required to prevent a reduction in the Additional Protection each year until the Policy anniversary nearest the insured's 80th birthday, but this right terminates the first time any required increased premium is not paid when it is due.



The Policy Value represents the total cumulative net premiums for the Minimum Guaranteed Death Benefit and the Additional Protection, including any additional net premiums or Policy dividends which have been used to increase the Policy Value, adjusted for investment experience, less the cost of insurance which is deducted from the Policy Value on each Policy anniversary. The Policy Value may exceed the amount required to support the Minimum Guaranteed Death Benefit and the Additional Protection. This may result from favorable investment experience or from additional premium or Policy dividends used to increase the Policy Value. The amount by which the Policy Value exceeds the amount needed to support the Minimum Guaranteed Death Benefit and the Additional Protection under a specified set of assumptions is called the Excess Amount. See "Excess Amount", p. 13. Any Excess Amount will increase the death benefit for the Policy, dollar-for-dollar, except as described in the next paragraph. The Policy Value and any Excess Amount change daily.



The Policy is designed to meet the definitional requirements for life insurance in Section 7702 of the Internal Revenue Code. See "Tax Treatment of Policy Benefits," p. 15. These rules require that the death benefit will never be less than the Policy Value divided by the net single premium per dollar of death benefit. The required difference between the death benefit and the Policy Value is higher at younger ages than at older ages. The Policy provides for an increase in the death benefit to the extent required to meet this test. After the death benefit has been increased to meet this requirement an increase in the Policy Value will cause a greater than dollar-for-dollar increase in the death benefit, and a decrease in the Policy Value will cause a greater than dollar-for-dollar decrease in the death benefit.


The death benefit is increased by the amount of any paid-up additional insurance purchased with additional premium or Policy dividends. The amount and value of the paid-up additional insurance vary daily to reflect investment experience and are not guaranteed. The amount of any paid-up additional insurance is its value used as a net single premium at the attained age of the insured.

POLICY VALUE AND PAID-UP ADDITIONAL INSURANCE

The Policy Value and the value of any paid-up additional insurance are each determined daily by separate calculations. An increase or decrease in the Policy Value has no effect on the value of any paid-up additional insurance, and an increase or decrease in the value of any paid-up additional insurance has no effect on the Policy Value. The Policyowner may increase or decrease the amount of scheduled additional premium which is being paid to increase the Policy Value or to increase the amount of paid-up additional insurance, and may change the allocation for applying this additional premium. Changes in the scheduled additional premium and its allocation must be made by written request. Evidence of insurability may be required. Increases in the scheduled additional premium are not permitted after the Policy anniversary nearest the insured's 85th birthday.

The value of paid-up additional insurance may be transferred to increase the Policy Value by written request. This will generally result in a decrease in the total death benefit. Policy Value may not be transferred to the value of paid-up additional insurance.

ALLOCATIONS TO THE ACCOUNT


The first net annual premium for the Policy, including any net scheduled additional premium, is placed in the Account on the Policy date. The net scheduled annual premium is placed in the Account on each Policy anniversary thereafter even if premiums are being paid on an other-than-annual frequency. Net unscheduled premiums will be placed in the Account on the date received at the Home Office of Northwestern Mutual Life. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums", below.


Premiums placed in the Account prior to the initial allocation date are invested in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the latest of the Policy date, 45 days after the date of the completed application or 32 days after the application is approved by Northwestern Mutual Life. On the initial allocation date the amount in the Money Market Division is invested in the Account divisions as directed in the application for the Policy. The Policyowner may change the allocation for future net premiums at any time by written request and the change will be
effective for premiums placed in the Account thereafter.   If any portion of a
premium is allocated to a division, the division must receive at least 10% of that premium.

The Account assets supporting a Policy may be apportioned among as many as six divisions of the Account at any one time.

The Policyowner may transfer accumulated amounts from one division of the Account to another as often as twelve times in a Policy year. Transfers are effective on the date a written request is received at the Home Office of Northwestern Mutual Life. Northwestern Mutual Life reserves the right to charge a fee of up to $25 to cover administrative costs of transfers. No fee is presently charged.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS    A charge for taxes attributable to premiums is
deducted from each premium. The total amount of this deduction is 3.5% of the premium. Of this amount 2.25% is for state premium taxes. Premium taxes vary from state to state and currently range from .75% to 3.5% of life insurance premiums. The 2.25% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.25% deduction. Northwestern Mutual Life does not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. Northwestern Mutual Life believes that this charge does not exceed a reasonable estimate of an increase in its federal income taxes resulting from a recent change in the Internal Revenue Code.


A charge of 4.5% for sales costs is deducted from each premium. Northwestern Mutual Life expects to recover its sales expenses from this amount, over the period while the Policies are in force, and from the surrender charges described below. The amounts deducted for sales costs in a Policy year are not specifically related to sales costs incurred that year. To the extent that sales expenses exceed the amounts deducted, Northwestern Mutual Life will pay the expenses from its other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks assumed by Northwestern Mutual Life. See "Charges Against the Account Assets", p. 10. To the extent that the amounts deducted for sales costs exceed the amounts needed, Northwestern Mutual Life will realize a gain.


An annual charge of $60 is deducted from premiums each year for administrative costs to maintain the Policy. These expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners. Northwestern Mutual Life retains the right to increase this charge after 10 years, but it is guaranteed not to exceed $84 plus 12 cents per $1,000 of both the Minimum Guaranteed Death Benefit and the Additional Protection. Northwestern Mutual Life does not expect to profit from this charge.


An annual charge is deducted from premiums each of the first 10 years to compensate Northwestern Mutual Life for expenses, other than sales expenses, incurred in conjunction with issuance of the Policy. These expenses include the costs of processing applications, medical examinations, determining insurability and establishing records. The annual amount of this charge is $24 plus 12 cents per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. If the Policy is surrendered before these charges have been deducted for 10 years, the remaining charges will be reflected in the administrative surrender charge. See "Surrender Charges", p. 10.


An annual charge of 12 cents per $1,000 of Minimum Guaranteed Death Benefit is deducted from premiums each year to compensate Northwestern Mutual Life for the risk assumed by guaranteeing the Minimum Guaranteed Death Benefit, as long as all premiums are paid when due, no matter how unfavorable investment performance may be.

Any extra amounts charged for insureds who do not qualify as select, standard plus or standard risks, plus the cost of any additional benefits purchased with the Policy, are also deducted to determine the net annual premium.

CHARGES AGAINST THE POLICY VALUE    A cost of insurance charge is deducted from
the Policy Value on each Policy Anniversary. The amount is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the projected insurance amount, discounted at 4%, less the Policy Value. The projected insurance amount is the amount of insurance at the end of the Policy year, assuming that the Policy Value increases by the 4% annual growth rate assumed in constructing the Policy. The cost of insurance rate reflects the attained age of the insured. For select and standard risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Smoker and Non-Smoker Mortality Tables. For other risks, the cost of insurance rate is based on the Commissioners 1980 Standard Ordinary Mortality Tables. The cost of insurance rates are included in the Policy. A cost of insurance charge is also deducted from the cash value of any paid-up additional insurance on each Policy anniversary. If an unscheduled premium is received on a day other than a Policy anniversary and the net amount at risk increases as a result, a cost of insurance charge will be deducted on that day, reflecting the increase in the net amount at risk and the portion of the Policy year remaining.

While payment of premiums is suspended, a portion of the annual charges which would ordinarily be deducted from premiums will be deducted from the Policy Value instead. This deduction will also be made on the Policy anniversary each year.

The Policy Value will also be reduced by any surrender charges, administrative charges or decrease in Policy debt that may result from a withdrawal, a decrease in the face amount of insurance or a change to variable benefit paid-up insurance.

CHARGES AGAINST THE ACCOUNT ASSETS    There is a daily charge to the Account for
the mortality and expense risks assumed by Northwestern Mutual Life. The charge is at the annual rate of .60% of the assets of the Account. The mortality risk is that insureds may not live as long as Northwestern Mutual Life estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. Northwestern Mutual Life will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 11.

The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, a daily charge for federal income taxes incurred by Northwestern Mutual Life is not being made. In no event will the charge for taxes exceed that portion of the actual tax expenses of Northwestern Mutual Life which is fairly allocable to the Policies.

TRANSACTION CHARGES    The Policy provides for a fee of up to $25 for a transfer
of assets among the Account divisions and for a fee of up to $25 for a withdrawal of Excess Amount. These charges are currently being waived.

SURRENDER CHARGES    If the Policy is surrendered before the premium due at the beginning of the fifteenth year has been paid, surrender charges will be deducted from the Policy Value. A table of surrender charges is in the Policy.

The surrender charges consist of an administrative surrender charge and a premium surrender charge. The administrative surrender charge is equal to the sum of the issue expense charges which have not been deducted. The administrative surrender charge in the first Policy year is $216, plus $1.08 per $1,000 of Minimum Guaranteed Death Benefit and Additional Protection. This charge grades down linearly each year as the premium is paid (or payment of premiums is suspended) and is zero after the premium due at the beginning of the tenth Policy year has been paid (or suspended).

The premium surrender charge is a percentage (shown in the table below) of the surrender charge base. If payment of the premium for a Policy year has been suspended, the premium surrender charge percentage will be as if the annual premium had been paid. During the first five policy years, if premiums are paid more frequently than annually the premium surrender charge percentages will be adjusted to reflect the actual period for which premiums have been paid.

If none of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection.

If any of the premium payments during the first five Policy years have been suspended, the surrender charge base equals the lesser of (1) the sum of an annual premium for the Minimum Guaranteed Death Benefit (exclusive of the Policy fee and exclusive of any charge for extra mortality) plus a term insurance premium for the initial amount of Additional Protection, and (2) the sum of the total premiums paid (exclusive of any premiums for additional benefits purchased with the Policy, and premiums for extra mortality, and any extra amount for premiums paid more often than annually) divided by the number of years (including fractions), but not more than five, for which premiums have been paid or suspended.



  FOR POLICIES                       PREMIUM SURRENDER CHARGE
SURRENDERED AFTER                           PERCENTAGE
 PAYMENT OF THE            ---------------------------------------------
BEGINNING OF YEAR          ISSUE AGE 65 AND UNDER           ISSUE AGE 75
-----------------          ----------------------           ------------
     1                             24%                          24%
     2                             28%                        25.5%
     3                             32%                          27%
     4                             36%                        28.5%
5 through 10                       40%                          30%
     11                            32%                          24%
     12                            24%                          18%
     13                            16%                          12%
     14                             8%                           6%
15 and later                        0%                           0%

For issue ages 66 through 74, the percentages are determined by linear interpolation between the percentages shown.

GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

Northwestern Mutual Life guarantees and may not increase the premiums for the Minimum Guaranteed Death Benefit and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses.

CASH VALUE

The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value plus the value of any paid-up additional insurance, reduced by any Policy debt outstanding and the surrender charges. If premiums are not being paid on an annual basis the cash value is reduced for any premiums due later in the Policy year.

The cash value for a Policy is determined at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, the cash value for a Policy may also be determined on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios of the Fund.


The owner of a Policy may surrender it for the cash value at any time during the lifetime of the insured. Alternatively, the cash value may be applied to provide a reduced amount of fixed or variable paid-up insurance. See "Paid-Up Insurance", p.13.


Northwestern Mutual Life will permit partial surrenders of the Policies so long as the Policy that remains meets the regular minimum size requirements. A partial surrender will cause the Policy to be split into two Policies. One Policy will be surrendered; the other will continue in force on the same terms as the original Policy except that the premiums will be based on the reduced amount of insurance. The owner will receive a new Policy document. The cash value and the death benefit will be proportionately reduced. A deduction from the Policy proceeds for a proportionate part of the surrender charges will be made if a partial surrender takes place before the premium due at the beginning of the fifteenth Policy year has been paid. A transaction charge will be made when a partial surrender is effected. The amount of the transaction charge will not exceed the actual administrative costs for the transaction. Northwestern Mutual Life currently expects this charge to be $250.

ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent determined annually by Northwestern Mutual Life. A Policy's share will be distributed annually as a dividend payable on each Policy anniversary. Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.

Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.

Northwestern Mutual Life's actuary annually examines current and recent experience and compares these results with those which were assumed in determining premium rates when each class of policies was issued. Classes are determined by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, the Trustees of Northwestern Mutual Life adopt a dividend scale each year, thereby authorizing the distribution of the dividend.

Northwestern Mutual Life has no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, it has been assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.

Dividends for variable life insurance are generally lower than those for participating fixed benefit life insurance, primarily because a variable life insurance policy provides a contractual mechanism for translation of investment experience into a variable death benefit and variable cash value. For participating fixed benefit life insurance the dividend includes amounts produced by favorable investment results. Dividends based on the Minimum Guaranteed Death Benefit for the Policies described in this prospectus are expected be relatively low during the first 15 Policy years.


The prospectus illustrations show dividends being used to increase the Policy Value. If the Policy has Additional Protection in force, the dividends will be used to increase the Policy Value unless the Policy has Excess Amount. See "Excess Amount", p. 13. If the Policy has Excess Amount, or if no Additional Protection is in force, dividends may be used to purchase variable benefit paid-up additional insurance, used to pay premiums or paid in cash. If the Policy is in force as fixed benefit paid-up insurance, dividends may be paid in cash or used to purchase fixed benefit paid-up additional insurance. If the Policy is in force as variable benefit paid-up insurance, dividends may be paid in cash or used to purchase variable benefit paid-up additional insurance.


LOANS AND WITHDRAWALS

The owner of a Policy may borrow up to 90% of the Policy's cash value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the amount of cash value the Policy would have if there were no loan, less the amount already borrowed. Loan proceeds may be taken in cash or may be applied to pay premiums on the Policy.

Interest on a Policy loan accrues and is payable on a daily basis. Unpaid interest is added to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. The owner will be given a notice at least 31 days before the termination date. The notice will show how much must be repaid to keep the Policy in force.

The Policy loan interest rate is selected by the owner. A specified annual effective rate of 5% is one choice. The other choice is a variable rate based on a corporate bond yield index. The variable rate will be adjusted annually, but will not be less than 5%.

The amount of a Policy loan, including interest as it accrues, will be taken from the Account divisions in proportion to the amounts in the divisions. The amounts withdrawn will be transferred to Northwestern Mutual Life's general account and will be credited on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks assumed by Northwestern Mutual Life and for expenses, including taxes. The aggregate charge is currently at the annual rate of .90% for the 5% specified Policy loan interest rate and .90% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 5% Policy loan interest rate is currently 4.10%. A Policy loan, even if it is repaid, will have a permanent effect on the Policy Value and cash value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

Except when the Policy is in force as fixed benefit paid-up insurance, a Policy loan will be allocated between Policy Value and variable paid-up additional insurance in proportion to the amount of cash value attributable to each.

A Policy loan, and any accrued interest outstanding, may be repaid, in whole or in part, at any time. Payments will be credited as of the date received and will be transferred from the general account of Northwestern Mutual Life to the Account divisions, in proportion to the amounts in the divisions, as of the same date.


The Policyowner may make a withdrawal if the Excess Amount is sufficient. See "Excess Amount", p. 13. A withdrawal may neither decrease the Excess Amount to less than the surrender charge which would apply if the Policy were surrendered nor reduce the loan value to less than any Policy debt outstanding. The minimum amount for withdrawals is $250. An administrative charge of up to $25 may apply, but is currently being waived.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal may be larger than the amount of the withdrawal.

If cumulative withdrawals exceed the cumulative additional premiums which have been used to increase the Policy Value, with both withdrawals and premiums increased by 4% annual interest, subsequent unfavorable investment experience may cause the Policy to lapse unless an additional unscheduled premium is paid to increase the Policy Value. The due date for this premium is the Policy anniversary following written notice to the Policyowner.

EXCESS AMOUNT

The Excess Amount is the amount by which the Policy Value exceeds the Tabular Cash Value for the sum of the Minimum Guaranteed Death Benefit and any Additional Protection in effect. The Tabular Cash Value is an amount equal to a Policy Value calculated assuming (1) a whole life Policy with a face amount equal to the sum of the Minimum Guaranteed Death Benefit and the Additional Protection, (2) all premiums are paid when due, (3) no additional premiums or dividends used to increase Policy Value, (4) a 4% level annual rate of return, and (5) maximum Policy charges apply. If premiums are not being paid on an annual basis, the Excess Amount is reduced for any premiums due later in the Policy year.

PAID-UP INSURANCE

If a premium is not paid within the 31-day grace period, and the Policy does not qualify for suspension of premium payments, the Policy will continue in force as a reduced amount of fixed benefit paid-up insurance. Alternatively the Policyowner may select a reduced amount of variable benefit paid-up insurance. This selection must be made during the grace period or sooner.

If the Policy is in force as a reduced amount of fixed benefit paid-up insurance the amount of the cash value will be transferred from the Account to Northwestern Mutual Life's general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. The minimum cash value for fixed benefit paid-up insurance is $1,000. If the cash value is less than $1,000 as of the last day of the grace period the Policy will be treated as surrendered. Variable benefit paid-up insurance may be selected only if the cash value of the Policy is at least $5,000.

The amount of paid-up insurance is determined by applying the amount of cash value plus any Policy debt as a net single premium at the attained age. Paid-up insurance has cash and loan values. For fixed benefit paid-up insurance the amounts of these are guaranteed. For variable paid-up insurance neither the death benefit or the cash value is guaranteed. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered or terminated. While the Policy is in force as either fixed or variable benefit paid-up insurance the Minimum Guaranteed Death Benefit and any Additional Protection will not be in effect. Any Policy debt will continue.

REINSTATEMENT

If a premium is due and remains unpaid after the grace period expires, the Policy may be reinstated while the insured is alive within three years after the premium due date. The insured must provide satisfactory evidence of insurability unless reinstatement takes place within 31 days after the end of the grace period. A substantial payment may be required. Following reinstatement the Policy will have the same Minimum Guaranteed Death Benefit, Additional Protection, Policy Value and paid-up additional insurance as if minimum premiums had been paid when due. A 4% rate of investment earnings will be credited for the period from the due date of the overdue premium to the date of reinstatement. An adjustment will be made for any Policy debt or the debt may be reinstated. The Policy may not be reinstated if it has been surrendered for its cash value.

RIGHT TO RETURN POLICY

A Policy may be returned for a full refund of the premium paid within 45 days after the application for insurance is signed, or within 10 days after the Policy is received, or within 10 days after a Notice of Cancellation Right is mailed or delivered to the owner, whichever date is latest. The Policy may be mailed or delivered to the agent who sold it or to the Home Office of Northwestern Mutual Life. If returned, the Policy will be considered void from the beginning.

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

The owner may exchange a Policy for a whole life insurance policy with benefits that do not vary with the investment experience of a separate account. The exchange may be elected at any time within twenty-four months after the issue date of the Policy provided premiums are duly paid. Evidence of insurability is not required.

The new policy will be on the life of the same insured and will have the same initial guaranteed death benefit, policy date and issue age. The premiums and cash values will be the same as those for fixed benefit policies issued by Northwestern Mutual Life on the issue date of the Policy.

The exchange will be subject to an equitable cash adjustment. The amount will recognize the difference in premiums and investment performance of the two policies.

An exchange will be effective when Northwestern Mutual Life receives a proper written request, as well as the Policy and any amount due on the exchange.

The owner of a Policy may also exchange it for a fixed benefit policy if the Fund changes its investment adviser or if there is a material change in the investment policies of a Fund portfolio. The owner will be given notice of any such change and will have 60 days to make the exchange.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual Life at its Home Office.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued the owner may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. Northwestern Mutual Life will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals and less the cash value of any variable paid-up insurance surrendered.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, benefits under a Policy will be adjusted to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. The owner may assign a Policy as collateral security. Northwestern Mutual Life is not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at the Home Office.

PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Life agent authorized to sell the Policies can explain these provisions on request.

DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, Northwestern Mutual Life will ordinarily pay Policy benefits within seven days after receipt of all required documents at its Home Office. However, determination and payment of benefits may be deferred during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

If a Policy is in force as fixed benefit paid-up insurance, Northwestern Mutual Life has the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more interest will be paid at an annual effective rate of 4%.

VOTING RIGHTS

Northwestern Mutual Life is the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares Northwestern Mutual Life will exercise its right to vote the shares to elect directors of the Fund, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any Fund shareholders' meeting. However, Northwestern Mutual Life will vote the Fund shares held in the Account in accordance with instructions from owners of the Policies. Northwestern Mutual Life will vote the Fund shares held in its general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit Northwestern Mutual Life to vote the Fund shares in its own discretion, it may elect to do so.

The number of Fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Fund Portfolio. The number will be determined as of a date chosen by Northwestern Mutual Life, but not more than 90 days before the Fund shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited with written materials at least 14 days before the meeting. Shares as to which no instructions have been received will be voted in the same proportion as the shares as to which instructions have been received.

Northwestern Mutual Life may, if required by state insurance officials, disregard voting instructions which would require Fund shares to be voted for a change in the sub-classification or investment objectives of a Fund Portfolio, or to approve or disapprove an investment advisory agreement for the Fund. Northwestern Mutual Life may also disregard voting instructions that would require changes in the investment policy or investment adviser for the Fund or a Fund Portfolio, provided that Northwestern Mutual Life reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual Life disregards voting instructions a summary of the action and reasons therefor will be included in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in the judgment of Northwestern Mutual Life, a Fund Portfolio becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. Northwestern Mutual Life has also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

For each Policy year (unless a Policy is in force as fixed benefit paid-up insurance) the owner of a Policy will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. This report will show the apportionment of invested assets among the Account divisions. Owners will also receive annual and semiannual reports for the Account and the Fund, including financial statements.

SPECIAL POLICY FOR EMPLOYERS

A reduced minimum amount applies for Policies where the insurance involves an employer sponsored benefit plan or arrangement. The sum of the Minimum Guaranteed Death Benefit and the Additional Protection must be at least $10,000, of which the Minimum Guaranteed Death Benefit must be at least $1,000. The premium for the Additional Protection is two times the cost of term insurance for the insured's age when the Policy is issued.

These Policies for employers may include a provision to permit the amount of Additional Protection to increase after issue. Any such increase amount must be based on the terms of the benefit plan or arrangement and may not be subject to the discretion of the insured or the insured's beneficiary. A description of the method of determining the amount of any increase is included in the Policy. Changes to the amount of Additional Protection will be effective on Policy anniversaries. The surrender charge and all charges for issue and administrative expenses will be based on the initial amount of Additional Protection.

For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Policies are available for this purpose. Prospective purchasers of the Policies are urged to review any questions in this area with qualified counsel.

DISTRIBUTION OF THE POLICIES

The Policies will be sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, Inc. ("NMIS"), a wholly-owned subsidiary of Northwestern Mutual Life. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers.

Commissions paid to the agents will not exceed 40% of the premium for the first year, 6% of the premium for the second through tenth years, and 2-3/4% of the premium thereafter.

Agents who meet certain productivity and persistency standards receive additional compensation. New agents may be paid differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX TREATMENT OF POLICY BENEFITS

The Policies are "life insurance contracts" as that term is defined in Sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under Section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under Section l0l(a) of the Code.

Under certain limited circumstances, all or part of a partial surrender or a withdrawal during the first 15 years may be taxable on a "gain first basis" to the extent that the cash value of the Policy exceeds the basis of the Policy. This means the amount surrendered or withdrawn may be taxable even if that amount is less than the basis of the Policy.

Northwestern Mutual Life believes that loans received under the Policies (except modified endowment contracts as described below) will be construed as indebtedness of an owner in the same manner as loans under a fixed benefit life insurance policy and that no part of any loan under a Policy will constitute income to the owner.

Policies will be classified as modified endowment contracts under Section 7702A of the Internal Revenue Code if the aggregate premium paid during the first 7 years exceeds a defined "7-pay limit". Generally, this can occur if significant additional premiums are paid or the death benefit is reduced within the first 7 years or if additional benefits are added to the Policy.

For Policies that are modified endowment contracts, withdrawals, partial surrenders, Policy loans and dividends paid in cash are taxable as income on a gain first basis. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Policies that are modified endowment contracts (including any fixed dollar policies that are modified endowment contracts) issued by Northwestern Mutual Life to the Policyowner during the same calendar year are aggregated.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.

The foregoing summary does not purport to be complete or to cover all situations. Counsel and other competent advisers should be consulted for more complete information.

--------------------------------------------------------------------------------

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, are as follows:


TRUSTEES



NAME                                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
----                                -------------------------------------------
R. Quintus Anderson (A) . . . .     Chairman, Aarque Capital Corporation since
                                    1997, prior thereto; Chairman, The Aarque
                                    Companies, Jamestown, NY (diversified metal
                                    products manufacturing)

Edward E. Barr (HR) . . . . . .     Chairman, Sun Chemical Corporation, Fort Lee,
                                    New Jersey (graphic arts) since 1998; prior
                                    thereto, President and Chief Executive
                                    Officer. President and Chief Executive
                                    Officer, DIC Americas, Inc., Fort Lee, NJ

Gordon T. Beaham, III (OT). . .     Chairman of the Board and President,
                                    Faultless Starch/Bon Ami Company, Kansas
                                    city, MO (consumer products manufacturer)

Robert C. Buchanan (A, E, F). .     President and Chief Executive Officer, Fox
                                    Valley Corporation, Appleton, WI
                                    (manufacturer of gift wrap and writing paper)

Robert E. Carlson (E) . . . . .     Executive Vice President of Northwestern
                                    Mutual Life
George A. Dickerman (AM). . . .     Chairman of the Board, Spalding Sports
                                    Worldwide, Chicopee, MA (manufacturer of
                                    sporting equipment) since 1998; prior
                                    thereto, President

Pierre S. du Pont (AM). . . . .     Attorney, Richards, Layton and Finger,
                                    Wilmington, DE

                                          16

James D. Ericson                    President and Chief Executive Officer of
(AM, E, F. HR, OT). . . . . . .     Northwestern Mutual Life since 1993; President
                                    and Chief Operating Officer, 1991-1993; prior
                                    thereto, President

J. E. Gallegos (A). . . . . . .     Attorney at Law; President, Gallegos Law
                                    Firm, Santa Fe, New Mexico

Stephen N. Graff (E, F, OT) . .     Retired Partner, Arthur Andersen LLP (public
                                    accountants) since 1994; Senior Partner,
                                    1993-1994; prior thereto, Managing Partner -
                                    Milwaukee, WI office

Patricia Albjerg Graham (HR). .     Professor, Graduate School of Education,
                                    Harvard University, Cambridge, MA, and
                                    President, The Spencer Foundation (social and
                                    behavioral sciences)

Stephen F. Keller (HR). . . . .     Former Chairman, Santa Anita Realty
                                    Enterprises since 1997; prior thereto,
                                    Chairman

Barbara A. King (AM). . . . . .     President, Landscape Structures, Inc.,
                                    Delano, MN (manufacturer of playground
                                    equipment)

J. Thomas Lewis (HR). . . . . .     Attorney (sole practitioner), New Orleans,
                                    LA since 1998; prior thereto, Attorney with
                                    Monroe & Lemann, New Orleans, LA

Daniel F. McKeithan, Jr. (E, F, HR) President, Tamarack Petroleum Company, Inc.,
                                    Milwaukee, WI (operator of oil and gas
                                    wells); President, Active Investor
                                    Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT). . . .     Retired Chairman of Universal Foods
                                    Corporation, Milwaukee, WI since 1997; prior
                                    thereto, Chairman and Chief Executive Officer

Timothy D. Proctor (A). . . . .     Senior Vice President Human Resources,
                                    General Counsel & Secretary of Glaxo Wellcome
                                    Inc., Research Triangle Park, NC, since 1994
                                    (pharmaceuticals)

Donald J. Schuenke (AM, E, F) .     Retired since 1994; Chairman of Northwestern
                                    Mutual Life, 1993-1994; Chairman and Chief
                                    Executive Officer, 1990-1993; prior thereto,
                                    President and Chief Executive Officer

H. Mason Sizemore, Jr. (AM) . .     President and Chief Operating Officer, The
                                    Seattle Times, Seattle, WA (publishing)

Harold B. Smith (OT). . . . . .     Chairman, Executive Committee, Illinois Tool
                                    Works, Inc., Chicago, IL (engineered
                                    components and industrial systems and
                                    consumables)

Sherwood H. Smith, Jr. (AM) . .     Chairman of the Board of Carolina Power &
                                    Light since 1997; prior thereto, Chairman of
                                    the Board and Chief Executive Officer

John E. Steuri (OT) . . . . . .     Chairman, Advanced Thermal Technologies,
                                    Little Rock, AR since 1997 (heating,
                                    air-conditioning and humidity control).
                                    Retired since 1996 as Chairman and Chief
                                    Executive Officer of ALLTEL Information
                                    Services, Inc., Little Rock, AR (application
                                    software)

John J. Stollenwerk (AM, E, F).     President and Owner, Allen-Edmonds Shoe
                                    Corporation, Port Washington, WI

Barry L. Williams (HR). . . . .     President and Chief Executive Officer, C.N.
                                    Flagg Power, Inc., Meriden, CT (construction
                                    services for electric power plants) and
                                    President, Williams Pacific Ventures, Inc.,
                                    Redwood City, CA (venture capital)

Kathryn D. Wriston (A). . . . .     Director of various corporations, New York,
                                    NY

A    --   Member, Audit Committee       F    --   Member, Finance Committee
AM   --   Member, Agency and Marketing  HR   --   Member, Human Resources and
          Committee                               Public Policy Committee
E    --   Member, Executive Committee   OT   --   Member, Operations and
                                                  Technology Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                 POSITION WITH
                    NAME                    NORTHWESTERN MUTUAL LIFE
          -----------------------------------------------------------------

             John M. Bremer               Executive Vice President, General
                                          Counsel and Secretary

             Peter W. Bruce               Executive Vice President
             Edward J. Zore               Executive Vice President
             Deborah A. Beck              Senior Vice President

             William H. Beckley           Senior Vice President

             Mark G. Doll                 Senior Vice President
             Richard L. Hall              Senior Vice President
             William C. Koenig            Senior Vice President and Chief
                                          Actuary

             Donald L. Mellish            Senior Vice President

             Mason G. Ross                Senior Vice President

             Leonard F. Stecklein         Senior Vice President

             Frederic H. Sweet            Senior Vice President
             Dennis Tamcsin               Senior Vice President
             Walter J. Wojcik             Senior Vice President
             Gary E. Long                 Vice President and Controller

REGULATION

Northwestern Mutual Life is subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. Northwestern Mutual Life is also subject to the insurance laws and regulations of the other jurisdictions in which it is licensed to operate.

LEGAL PROCEEDINGS

Northwestern Mutual Life is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission, Washington, D.C. by Northwestern Mutual Life under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.

EXPERTS


The financial statements of Northwestern Mutual Life as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 and of the Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997 included in this prospectus have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.

VARIABLE LIFE ACCOUNTANTS' LETTER

                 [LOGO]

                                                                          [LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, the Index 500 Stock Division, the Balanced Division, High Yield Bond Division, Select Bond Division, and Money Market Division thereof at December 31, 1997, the results of their operations and the changes in their equity for the year then ended and for each of the other periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1997 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

                                           /s/ PRICE WATERHOUSE LLP

Milwaukee, Wisconsin
January 27, 1998

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
DECEMBER 31, 1997

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       23,568 shares (cost $66,748)...............  $  78,645
      International Equity
       31,449 shares (cost $46,440)...............     53,117
      Growth Stock
       17,809 shares (cost $26,009)...............     32,234
      Growth and Income Stock
       27,339 shares (cost $36,512)...............     36,389
      Index 500 Stock
       40,734 shares (cost $74,358)...............    107,700
      Balanced
       63,446 shares (cost $90,745)...............    126,320
      High Yield Bond
       8,280 shares (cost $9,262).................      8,802
      Select Bond
       7,233 shares (cost $8,546).................      9,092
      Money Market
       21,899 shares (cost $21,899)...............     21,899   $ 474,198
                                                    ---------
Due from Sale of Fund Shares..................................        978
Due from Northwestern Mutual Life Insurance Company...........        382
                                                                ---------
      Total Assets............................................  $ 475,558
                                                                ---------
                                                                ---------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $     978
  Due on Purchase of Fund Shares..............................        382
                                                                ---------
      Total Liabilities.......................................      1,360
                                                                ---------
EQUITY (NOTE 8)
  Policies Issued Before October 11, 1995.....................    315,462
  Policies Issued On or After October 11, 1995................    158,736
                                                                ---------
      Total Equity............................................    474,198
                                                                ---------
      Total Liabilities and Equity............................  $ 475,558
                                                                ---------
                                                                ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                     AGGRESSIVE GROWTH STOCK
                                           COMBINED                         DIVISION              INTERNATIONAL EQUITY DIVISION
                                --------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                    1997          1996           1997           1996          1997           1996
                                ------------   -----------    -----------   -----------   ------------   ------------
INVESTMENT INCOME
  Dividend Income.............   $  24,262      $  11,085     $  3,345        $    892       $  1,286      $    924
  Mortality and Expense
    Risks.....................       1,788          1,102          271             139            197           100
  Taxes.......................         767            461          116              57             85            42
                                 ----------     ----------    ---------       ---------      ---------     --------
  Net Investment Income.......      21,707          9,522        2,958             696          1,004           782
                                 ----------     ----------    ---------       ---------      ---------     --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       4,871          2,405          231             301            203            49
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      42,532         21,398        5,109           2,690          2,358         3,197
                                 ----------     ----------    ---------       ---------      ---------     --------
  Net Gain (Loss) on
    Investments...............      47,403         23,803        5,340           2,991          2,561         3,246
                                 ----------     ----------    ---------       ---------      ---------     --------
  Increase in Equity Derived
    from Investment
    Activity..................      69,110         33,325        8,298           3,687          3,565         4,028
                                 ----------     ----------    ---------       ---------      ---------     --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................     170,672        101,055       21,502          11,065         12,656         8,006
  Policy Loans, Surrenders,
    and Death Benefits........     (23,728)       (16,316)      (4,003)         (2,117)        (2,787)       (1,566
  Mortality and Other (net)...     (28,427)       (16,382)      (3,791)         (1,943)        (2,368)       (1,529
  Transfers from Other
    Divisions.................      86,366         45,652       19,008          14,807         14,866         6,728
  Transfers to Other
    Divisions.................     (86,366)       (45,652)      (4,091)         (1,660)        (2,149)         (827
                                 ----------     ----------    ---------       ---------      ---------     --------
Increase in Equity Derived
  from Equity Transactions....     118,517         68,357       28,625          20,152         20,218        10,812
                                 ----------     ----------    ---------       ---------      ---------     --------
Net Increase in Equity........     187,627        101,682       36,923          23,839         23,783        14,840

EQUITY
  Beginning of Period.........     286,571        184,889       41,724          17,885         29,333        14,493
                                 ----------     ----------    ---------       ---------      ---------     --------
  End of Period...............   $ 474,198      $ 286,571     $ 78,647        $ 41,724       $ 53,116      $ 29,333
                                 ----------     ----------    ---------       ---------      ---------     --------
                                 ----------     ----------    ---------       ---------      ---------     --------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)


                                    GROWTH STOCK DIVISION       GROWTH & INCOME STOCK DIVISION        INDEX 500 STOCK DIVISION
                                -----------------------------   -------------------------------   --------------------------------
                                 YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                    1997            1996             1997             1996             1997              1996
                                ------------   -------------   --------------   --------------   ---------------   --------------
INVESTMENT INCOME
  Dividend Income.............    $  1,413       $    564         $  7,776          $  1,458        $   2,579         $  1,153
  Mortality and Expense
    Risks.....................         105             46              120                58              395              221
  Taxes.......................          45             19               52                24              169               93
                                  ---------      ---------        ---------         ---------       ----------        ---------
  Net Investment Income.......       1,263            499            7,604             1,376            2,015              839
                                  ---------      ---------        ---------         ---------       ----------        ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         172             88              173               117            2,375              359
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................       4,151          1,191           (1,823)              728           17,772            8,074
                                  ---------      ---------        ---------         ---------       ----------        ---------
  Net Gain (Loss) on
    Investments...............       4,323          1,279           (1,650)              845           20,147            8,433
                                  ---------      ---------        ---------         ---------       ----------        ---------
  Increase in Equity Derived
    from Investment
    Activity..................       5,586          1,778            5,954             2,221           22,162            9,272
                                  ---------      ---------        ---------         ---------       ----------        ---------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................       7,334          3,397            7,537             4,523           19,733           12,626
  Policy Loans, Surrenders,
    and Death Benefits........      (1,314)          (436)          (1,842)             (692)          (5,039)          (3,465)
  Mortality and Other (net)...      (1,329)          (665)          (1,457)             (867)          (4,127)          (2,351)
  Transfers from Other
    Divisions.................       8,851          4,758           10,673             3,950           20,024            8,372
  Transfers to Other
    Divisions.................      (1,341)          (447)          (1,104)             (974)          (3,783)          (2,211)
                                  ---------      ---------        ---------         ---------       ----------        ---------
Increase in Equity Derived
  from Equity Transactions....      12,201          6,607           13,807             5,940           26,808           12,971
                                  ---------      ---------        ---------         ---------       ----------        ---------
Net Increase in Equity........      17,787          8,385           19,761             8,161           48,970           22,243

EQUITY
  Beginning of Period.........      14,446          6,061           16,628             8,467           58,729           36,486
                                  ---------      ---------        ---------         ---------       ----------        ---------
  End of Period...............    $ 32,233       $ 14,446         $ 36,389          $ 16,628        $ 107,699         $ 58,729
                                  ---------      ---------        ---------         ---------       ----------        ---------
                                  ---------      ---------        ---------         ---------       ----------        ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                       BALANCED DIVISION            HIGH YIELD BOND DIVISION
                                -------------------------------   -----------------------------
                                  YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                     1997             1996            1997            1996
                                --------------   --------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............     $  5,105         $  5,010         $ 1,370         $   400
  Mortality and Expense
    Risks.....................          558              452              29              13
  Taxes.......................          239              193              12               5
                                   ---------        ---------        --------        --------
  Net Investment Income.......        4,308            4,365           1,329             382
                                   ---------        ---------        --------        --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............        1,655            1,462              26              21
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................       15,262            5,413            (531)             83
                                   ---------        ---------        --------        --------
  Net Gain (Loss) on
    Investments...............       16,917            6,875            (505)            104
                                   ---------        ---------        --------        --------
  Increase in Equity Derived
    from Investment
    Activity..................       21,225           11,240             824             486
                                   ---------        ---------        --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................       15,394           15,417           1,922           1,101
  Policy Loans, Surrenders,
    and Death Benefits........       (7,260)          (7,030)           (349)           (243)
  Mortality and Other (net)...       (3,395)          (3,034)           (339)           (193)
  Transfers from Other
    Divisions.................        4,266            2,467           3,276           1,043
  Transfers to Other
    Divisions.................       (4,734)          (5,909)           (425)           (449)
                                   ---------        ---------        --------        --------
Increase in Equity Derived
  from Equity Transactions....        4,271            1,911           4,085           1,259
                                   ---------        ---------        --------        --------
Net Increase in Equity........       25,496           13,151           4,909           1,745

EQUITY
  Beginning of Period.........      100,826           87,675           3,892           2,147
                                   ---------        ---------        --------        --------
  End of Period...............     $126,322         $100,826         $ 8,801         $ 3,892
                                   ---------        ---------        --------        --------
                                   ---------        ---------        --------        --------


                                   SELECT BOND DIVISION           MONEY MARKET DIVISION
                                ---------------------------   -----------------------------
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                    1997           1996           1997            1996
                                ------------   ------------   -------------   -------------
INVESTMENT INCOME
  Dividend Income.............    $   436        $   176        $    952        $    508
  Mortality and Expense
    Risks.....................         35             26              78              47
  Taxes.......................         15             11              34              17
                                  --------       --------       ---------       ---------
  Net Investment Income.......        386            139             840             444
                                  --------       --------       ---------       ---------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         36              8              --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................        234             22              --              --
                                  --------       --------       ---------       ---------
  Net Gain (Loss) on
    Investments...............        270             30               0               0
                                  --------       --------       ---------       ---------
  Increase in Equity Derived
    from Investment
    Activity..................        656            169             840             444
                                  --------       --------       ---------       ---------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments..................      1,820          1,356          82,774          43,564
  Policy Loans, Surrenders,
    and Death Benefits........       (311)          (191)           (823)           (576)
  Mortality and Other (net)...       (560)          (248)        (11,061)         (5,552)
  Transfers from Other
    Divisions.................      2,000            954           3,402           2,573
  Transfers to Other
    Divisions.................       (756)          (553)        (67,983)        (32,622)
                                  --------       --------       ---------       ---------
Increase in Equity Derived
  from Equity Transactions....      2,193          1,318           6,309           7,387
                                  --------       --------       ---------       ---------
Net Increase in Equity........      2,849          1,487           7,149           7,831

EQUITY
  Beginning of Period.........      6,243          4,756          14,750           6,919
                                  --------       --------       ---------       ---------
  End of Period...............    $ 9,092        $ 6,243        $ 21,899        $ 14,750
                                  --------       --------       ---------       ---------
                                  --------       --------       ---------       ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1997

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual Life") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1997 by each Division are shown below:

                                            PURCHASES         SALES
                                          --------------  --------------
Aggressive Growth Division..............  $   32,148,589  $      564,378
International Equity Division...........      22,025,927         803,101
Growth Stock Division...................      13,899,147         435,326
Growth & Income Stock
Division................................      21,933,009         522,627
Index 500 Stock Division................      33,585,092       4,761,393
Balanced Division.......................      13,206,373       4,627,540
High Yield Bond Division................       5,627,863         213,319
Select Bond Division....................       3,269,526         691,055
Money Market Division...................      31,100,613      23,952,747

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual Life. Generally, for policies issued before October 11, 1995, and policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual or single premiums before accounts are allocated to the Account. These deductions are for (1) sales load,
(2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual Life to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual Life. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for policies issued before October 11, 1995, Northwestern Mutual Life charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for policies issued on or after October 11, 1995, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual Life's equity represents any unpaid portion of net annual premiums.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1997

NOTE 8 -- Equity Values by Division are shown below:

                                                                                          POLICIES ISSUED BEFORE
                                                                                             OCTOBER 11, 1995
                                                                                                EQUITY OF:
                                                                                         ------------------------    TOTAL
                                                                                         POLICYOWNERS      NML       EQUITY
                                                                                         -------------  ---------  ----------
Aggressive Growth Stock Division.......................................................   $   35,423    $  4,027   $  39,450
International Equity Division..........................................................       28,405       3,253      31,658
Growth Stock Division..................................................................       14,641       1,420      16,061
Growth and Income Stock Division.......................................................       19,349       1,808      21,157
Index 500 Stock Division...............................................................       67,754       4,993      72,747
Balanced Division......................................................................      113,340       5,378     118,718
High Yield Bond Division...............................................................        4,331         427       4,758
Select Bond Division...................................................................        5,969         449       6,418
Money Market Division..................................................................        4,274         221       4,495
                                                                                         -------------  ---------  ----------
                                                                                          $  293,486    $ 21,976   $ 315,462
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                                                                          POLICIES ISSUED ON OR
                                                                                          AFTER OCTOBER 11, 1995
                                                                                                EQUITY OF:
                                                                                         ------------------------    TOTAL
                                                                                         POLICYOWNERS      NML       EQUITY
                                                                                         -------------  ---------  ----------
Aggressive Growth Stock Division.......................................................   $   26,389    $ 12,807   $  39,196
International Equity Division..........................................................       14,079       7,381      21,460
Growth Stock Division..................................................................       10,886       5,287      16,173
Growth and Income Stock Division.......................................................        9,982       5,249      15,231
Index 500 Stock Division...............................................................       23,177      11,775      34,952
Balanced Division......................................................................        5,155       2,448       7,603
High Yield Bond Division...............................................................        2,798       1,245       4,043
Select Bond Division...................................................................        2,034         640       2,674
Money Market Division..................................................................        5,841      11,563      17,404
                                                                                         -------------  ---------  ----------
                                                                                          $  100,341    $ 58,395   $ 158,736
                                                                                         -------------  ---------  ----------
                                                                                         -------------  ---------  ----------

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(IN MILLIONS)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                        DECEMBER 31,
                                                    ---------------------
                                                      1997        1996
                                                    ---------   ---------
ASSETS
    Bonds.........................................  $  32,359   $  29,076
    Common and preferred stocks...................      6,524       4,728
    Mortgage loans................................     10,835       9,564
    Real estate...................................      1,372       1,385
    Policy loans..................................      7,163       6,802
    Other investments.............................      2,026       1,714
    Cash and temporary investments................        572       1,131
    Due and accrued investment income.............        795         764
    Other assets..................................      1,275       1,177
    Separate account assets.......................      8,160       6,339
                                                    ---------   ---------
        Total assets..............................  $  71,081   $  62,680
                                                    ---------   ---------
                                                    ---------   ---------
LIABILITIES AND GENERAL CONTINGENCY RESERVE
    Reserves for policy benefits..................  $  47,343   $  43,209
    Policy benefit and premium deposits...........      1,624       1,567
    Policyowner dividends payable.................      2,640       2,350
    Interest maintenance reserve..................        461         299
    Asset valuation reserve.......................      1,974       1,538
    Income taxes payable..........................      1,043         942
    Other liabilities.............................      3,735       2,921
    Separate account liabilities..................      8,160       6,339
                                                    ---------   ---------
        Total liabilities.........................     66,980      59,165
    General contingency reserve...................      4,101       3,515
                                                    ---------   ---------
        Total liabilities and general contingency
         reserve..................................  $  71,081   $  62,680
                                                    ---------   ---------
                                                    ---------   ---------

    The accompanying notes are an integral part of the financial statements

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS

(IN MILLIONS)

                                                          FOR THE YEAR ENDED
                                                              DECEMBER 31,
                                                    ------------------------------
                                                      1997       1996       1995
                                                    --------   --------   --------
REVENUE
    Premiums......................................  $ 7,294    $ 6,667    $ 6,196
    Net investment income.........................    4,171      3,836      3,673
    Policy benefits left with Company and other
     income.......................................      861        759        733
                                                    --------   --------   --------
        Total revenue.............................   12,326     11,262     10,602
                                                    --------   --------   --------
BENEFITS AND EXPENSES
    Benefit payments to policyowners and
     beneficiaries:
      Death benefits..............................      775        673        655
      Surrender benefits..........................    1,422      1,182      1,375
      Disability benefits.........................      227        202        174
      Annuity benefits............................      140        128         92
      Matured endowments..........................       58         52         48
      Payments from policy benefits left with
       Company....................................      707        684        590
                                                    --------   --------   --------
        Benefits paid.............................    3,329      2,921      2,934
    Net transfers to separate accounts............      566        579        236
    Net additions to policy reserves..............    4,026      3,701      3,506
                                                    --------   --------   --------
        Total benefits............................    7,921      7,201      6,676
    Operating expenses............................    1,138      1,043      1,026
                                                    --------   --------   --------
        Total benefits and expenses...............    9,059      8,244      7,702
                                                    --------   --------   --------
Gain from operations before income taxes and
 dividends........................................    3,267      3,018      2,900
Policyowner dividends.............................    2,636      2,341      2,111
                                                    --------   --------   --------
Gain from operations before taxes.................      631        677        789
Income tax expense................................      356        452        467
                                                    --------   --------   --------
Net gain from operations..........................      275        225        322
Net realized capital gains........................      414        395        137
                                                    --------   --------   --------
        Net income................................  $   689    $   620    $   459
                                                    --------   --------   --------
                                                    --------   --------   --------

    The accompanying notes are an integral part of the financial statements

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN GENERAL CONTINGENCY RESERVE

(IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------
                                                       1997        1996        1995
                                                      -------     -------     -------
BEGINNING OF YEAR BALANCE.........................    $3,515      $2,786      $2,225
  Net income......................................       689         620         459
  Increase in net unrealized capital gains........       576         295         373
  Increase in investment reserves.................      (526)       (176)       (237)
  Other, net......................................      (153)        (10)        (34)
                                                      -------     -------     -------
  Net increase in general contingency reserve.....       586         729         561
                                                      -------     -------     -------
END OF YEAR BALANCE...............................    $4,101      $3,515      $2,786
                                                      -------     -------     -------
                                                      -------     -------     -------

    The accompanying notes are an integral part of the financial statements

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

(IN MILLIONS)

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------------------------------
                                                        1997         1996         1995
                                                      --------     --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES
    Insurance and annuity premiums................    $ 8,093      $ 7,361      $ 6,864
    Investment income received....................      3,928        3,634        3,480
    Net disbursement of policy loans..............       (360)        (326)        (331)
    Benefits paid to policyowners and
     beneficiaries................................     (3,316)      (2,912)      (2,939)
    Net transfers to separate accounts............       (565)        (579)        (236)
    Policyowner dividends paid....................     (2,347)      (2,105)      (1,945)
    Operating expenses and taxes..................     (1,722)      (1,663)      (1,364)
    Other, net....................................        564        1,558          381
                                                      -------      -------      -------
    NET CASH PROVIDED BY OPERATING ACTIVITIES.....      4,275        4,968        3,910
                                                      -------      -------      -------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
    Bonds.........................................     38,284       31,942       25,317
    Common and preferred stocks...................      9,057        4,570        2,465
    Mortgage loans................................      1,012        1,253          431
    Real estate...................................        302          178           48
    Other invested assets.........................        398          316          149
                                                      -------      -------      -------
                                                       49,053       38,259       28,410
                                                      -------      -------      -------
COST OF INVESTMENTS ACQUIRED
    Bonds.........................................     41,169       35,342       27,596
    Common and preferred stocks...................      9,848        4,463        2,562
    Mortgage loans................................      2,309        2,455        1,883
    Real estate...................................        202          125          202
    Other invested assets.........................        359          255          336
                                                      -------      -------      -------
                                                       53,887       42,640       32,579
                                                      -------      -------      -------
    NET CASH USED IN INVESTING ACTIVITIES.........     (4,834)      (4,381)      (4,169)
                                                      -------      -------      -------
NET (DECREASE) INCREASE IN CASH AND TEMPORARY
 INVESTMENTS......................................       (559)         587         (259)
CASH AND TEMPORARY INVESTMENTS, BEGINNING OF
 YEAR.............................................      1,131          544          803
                                                      -------      -------      -------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR.......    $   572      $ 1,131      $   544
                                                      -------      -------      -------
                                                      -------      -------      -------

    The accompanying notes are an integral part of the financial statements

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1997, 1996 AND 1995

NOTE 1 -- PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned life insurance subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company offers life, annuity and disability income products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). Prior to December 15, 1995, these policies were considered generally accepted accounting principles ("GAAP") for mutual life insurance enterprises. However, in April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance Companies and Other Enterprises," which established a different definition of GAAP for mutual life insurance enterprises. Under the Interpretation, financial statements of mutual life insurance enterprises for periods beginning after December 15, 1995 which are prepared on the statutory basis of accounting are no longer characterized as being in conformity with GAAP.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on a GAAP basis primarily because on a GAAP basis
(1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and
(4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                           --   Amortized cost using the interest method; loan-backed and
                                      structured securities are amortized using estimated
                                      prepayment rates and, generally, the prospective adjustment method
Common and preferred stocks     --   Common stocks are carried at market value, preferred stocks are generally carried at cost, and unconsolidated
                                      subsidiaries are recorded as equity in subsidiaries' net
                                      assets
Mortgage loans                  --   Amortized cost
Real estate                     --   Lower of cost, less depreciation and encumbrances, or
                                      estimated net realizable value
Policy loans                    --   Unpaid principal balance, which approximates fair value
Other investments               --   Consists primarily of joint ventures which are valued at
                                      equity in ventures' net assets
Cash and temporary investments  --   Amortized cost, which approximates fair value

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

CASH AND TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME

Net investment income includes interest and dividends received or due and accrued on debt securities and stocks, equity in unconsolidated subsidiaries' earnings and the Company's prorated portion of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation and depletion related to energy assets.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

ASSET VALUATION RESERVE

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested assets held by the Company using a formula prescribed by state regulations. The AVR is designed to stabilize the general contingency reserves against potential declines in the value of investments.

SEPARATE ACCOUNT BUSINESS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds and/or a fixed interest rate option. Separate account assets are reported at fair market value.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined by actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin. See Note 3.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

POLICYOWNER DIVIDENDS

All life insurance policies, and certain annuity and disability income policies, issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain 1996 and 1995 financial statement balances have been reclassified to conform to the current year presentation.

NOTE 2 -- INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated market values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

Statement value, which principally represents amortized cost, and estimated market value of the Company's debt securities at December 31, 1997 and 1996 are as follows:

                                                                  RECONCILIATION TO ESTIMATED MARKET
                                                                                 VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED     MARKET
DECEMBER 31, 1997                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,695       $  336          $  (3)      $ 4,028
Mortgage-backed securities........................    7,015          264             (4)        7,275
Corporate and other debt securities...............   21,649        1,098           (208)       22,539
                                                    -------       ------          -----       -------
                                                     32,359        1,698           (215)       33,842
Preferred stocks..................................      167            4             (2)          169
                                                    -------       ------          -----       -------
Total.............................................  $32,526       $1,702          $(217)      $34,011
                                                    -------       ------          -----       -------
                                                    -------       ------          -----       -------


                                                                  RECONCILIATION TO ESTIMATED MARKET
                                                                                 VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED     MARKET
DECEMBER 31, 1996                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 4,789       $  171          $  (2)      $ 4,958
Mortgage-backed securities........................    6,747          179            (38)        6,888
Corporate and other debt securities...............   17,540          776            (99)       18,217
                                                    -------       ------          -----       -------
                                                     29,076        1,126           (139)       30,063
Preferred stocks..................................       84            6             (1)           89
                                                    -------       ------          -----       -------
Total.............................................  $29,160       $1,132          $(140)      $30,152
                                                    -------       ------          -----       -------
                                                    -------       ------          -----       -------

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

The statement value of debt securities by contractual maturity at December 31, 1997 and 1996 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    DECEMBER 31,   DECEMBER 31,
                                                        1997           1996
                                                    ------------   ------------
                                                           (IN MILLIONS)
Due in one year or less...........................    $   605        $   457
Due after one year through five years.............      4,878          4,077
Due after five years through ten years............      9,760          7,802
Due after ten years...............................     10,268         10,077
                                                      -------        -------
                                                       25,511         22,413
Mortgage-backed securities........................      7,015          6,747
                                                      -------        -------
                                                      $32,526        $29,160
                                                      -------        -------
                                                      -------        -------

STOCKS

The estimated market values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

The cost of common and preferred stock held by the Company at December 31, 1997 and 1996 is $5.0 billion and $3.7 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of properties.

The fair value of mortgage loans as of December 31, 1997 and 1996 was approximately $11.5 billion and $9.8 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1997, real estate includes $61 million acquired through foreclosure and $124 million of home office real estate. In 1997 and 1996, the Company recorded unrealized losses of $2 million and $43 million, respectively, for the excess of carrying value over fair value of certain real estate investments and mortgage loans.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

REALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                             FOR THE YEAR ENDED                        FOR THE YEAR ENDED
                                              DECEMBER 31, 1997                         DECEMBER 31, 1996
                                   ---------------------------------------   ---------------------------------------
                                                                   NET                                       NET
                                                                REALIZED                                  REALIZED
                                    REALIZED      REALIZED        GAINS       REALIZED      REALIZED        GAINS
                                      GAINS        LOSSES       (LOSSES)        GAINS        LOSSES       (LOSSES)
                                   -----------   -----------   -----------   -----------   -----------   -----------
                                                                     (IN MILLIONS)
Bonds............................      $  518         $(269)         $249        $  396         $(383)         $ 13
Common and preferred Stocks......         533          (150)          383           580          (115)          465
Mortgage loans...................          14           (14)            -             2           (15)          (13)
Real estate......................         100            (2)           98            36             0            36
Other invested assets............         338          (105)          233           204           (51)          153
                                       ------         -----          ----        ------         -----          ----
                                       $1,503         $(540)         $963        $1,218         $(564)         $654
                                       ------         -----          ----        ------         -----          ----
                                       ------         -----          ----        ------         -----          ----
Less: Capital gains taxes........                                     340                                       224
Less: IMR deferrals..............                                     209                                        35
                                                                     ----                                      ----
Net realized capital gains.......                                    $414                                      $395
                                                                     ----                                      ----
                                                                     ----                                      ----

                                             FOR THE YEAR ENDED
                                              DECEMBER 31, 1995
                                   ---------------------------------------
                                                                   NET
                                                                REALIZED
                                    REALIZED      REALIZED        GAINS
                                      GAINS        LOSSES       (LOSSES)
                                   -----------   -----------   -----------

Bonds............................      $  576         $(130)         $446
Common and preferred Stocks......         574          (429)          145
Mortgage loans...................           2           (32)          (30)
Real estate......................          14            (3)           11
Other invested assets............         188           (95)           93
                                       ------         -----          ----
                                       $1,354         $(689)         $665
                                       ------         -----          ----
                                       ------         -----          ----
Less: Capital gains taxes........                                     239
Less: IMR deferrals..............                                     289
                                                                     ----
Net realized capital gains.......                                    $137
                                                                     ----
                                                                     ----

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.5 billion and $1.0 billion are included in the consolidated statements of financial position at December 31, 1997 and 1996, respectively, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 18.4% (20.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1997, the market value of the Company's investment in MGIC exceeded the statement value of $273 million by $768 million.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 8.8 million to 10.7 million shares of MGIC (or cash in an amount equal to the market value of the MGIC shares at contract maturity) in August, 1998, in exchange for a fixed cash payment of $247 million ($24 per share). The Company's objective in entering into the forward contract was to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $24, while partially participating in appreciation, if any, during the forward contract's duration.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps. In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1997.

The Company held the following positions for hedging purposes at December 31, 1997:

                                                     NOTIONAL
DERIVATIVE FINANCIAL INSTRUMENT                      AMOUNTS                         RISKS REDUCED
---------------------------------------------   ------------------  ---------------------------------------------
                                                  (IN MILLIONS)
Foreign Currency Forward Contracts...........         $564          Currency exposure on foreign denominated
                                                                     investments.
Common Stock Futures.........................          327          Stock market price fluctuation.
Bond Futures.................................           95          Bond market price fluctuation.
Options to acquire Interest Rate Swaps.......          530          Interest rates payable on certain annuity and
                                                                     insurance contracts.
Foreign Currency and Interest Rate Swaps.....          209          Interest rates on variable rate notes and
                                                                     currency exposure on foreign denominated
                                                                     bonds.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

The notional amount of equity swaps outstanding at December 31, 1997 was $143 million.

The hedges are recorded by the Company in the same manner as the underlying investments. Foreign currency forwards, foreign currency swaps, stock futures, and options to acquire interest rate swaps are reported at market value. There is no statement value reported for interest rate swaps and bond futures prior to the settlement of the contract. Changes in the values of these contracts are expected to offset gains and losses on the hedged items. For hedges reported at market value, gains and losses are unrealized until expiration of the contract. The effect of derivative transactions is not material to the Company's results of operations or financial position.

NOTE 3 -- RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are based primarily on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued using CRVM with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on the contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are estimated using the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments using primarily the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

NOTE 4 -- EMPLOYEE AND AGENT BENEFIT PLANS


The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions to the plans are funded. As of January 1, 1997, the most recent actuarial valuation date available, the defined benefit plans were fully funded. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are required under the plan. The defined benefit and defined contribution plans' assets of $1.4 billion at December 31, 1997 are primarily invested in the separate accounts of the Company.


In addition to pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit cost for the year ended December 31, 1997 was a net benefit of $1.3 million; it includes the expected cost of postretirement benefits for newly eligible and vested employees, interest cost and return on plan assets totaling $3.6 million, offset by gains from favorable differences between actuarial assumptions and actual experience of $4.9 million.

                                    DECEMBER 31,          DECEMBER 31,
                                        1997                  1996
                                --------------------  --------------------
Unfunded postretirement
 benefit obligation for
 retirees and other fully
 eligible employees (Accrued
 in statement of financial
 position)....................  $34 million           $35 million
Estimated postretirement
 benefit obligation for active
 non-vested employees (Not
 accrued until employee
 vests).......................  $50 million           $43 million
Discount rate.................  7%                    7%
Health care cost trend rate...  10% to an ultimate    10% to an ultimate
                                 5%, declining 1%      5%, declining 1%
                                 for 5 years           for 5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1997 would be increased by $4 million.

At December 31, 1997, the recorded postretirement benefit obligation was reduced by $20 million for assets funded for postretirement health care benefits.

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

NOTE 5 -- REINSURANCE


In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and co-insurance contracts. The Company retains a maximum of $15 million of coverage per individual life and $20 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon coverage type.


The amounts shown in the accompanying consolidated financial statements are net of reinsurance activity. Benefit reserves at December 31, 1997 and 1996 are reported net of reinsurance of $435 million and $355 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1997, 1996 and 1995 is as follows:

                                                     1997      1996      1995
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Direct premiums...................................  $7,647    $7,064    $6,452
Reinsurance ceded.................................    (353)     (397)     (256)
                                                    -------   -------   -------
Net premium revenue...............................  $7,294    $6,667    $6,196
                                                    -------   -------   -------
                                                    -------   -------   -------
Benefits to policyowners and beneficiaries........  $8,057    $7,348    $6,818
Reinsurance recoveries............................    (136)     (147)     (142)
                                                    -------   -------   -------
Net benefits to policyowners and beneficiaries....  $7,921    $7,201    $6,676
                                                    -------   -------   -------
                                                    -------   -------   -------

In addition, the Company received $115 million, $93 million and $67 million in 1997, 1996 and 1995 respectively, from reinsurers representing reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies

NOTE 6 -- INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on gains from operations before income tax expense (after dividends) in 1997, 1996 and 1995 were 56%, 67% and 60%, respectively. The Company's effective tax rate exceeds the federal corporate rate of 35% because, (1) the Company pays a tax that is assessed only on mutual life insurance companies which treats a portion of policyholder dividends like nondeductible dividends paid to shareholders of stock companies ("equity tax"), and (2) the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

              NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1997, 1996 AND 1995

NOTE 7 -- CONTINGENCIES

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $112 million at December 31, 1997 and are generally supported by the underlying net asset values of the affiliates.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial condition.

             [LOGO]
[LOGO]
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1997 and 1996, and the related consolidated statements of operations, of changes in general contingency reserve and of cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our report dated January 24, 1996, we expressed an opinion that the 1995 consolidated financial statements, prepared using accounting practices prescribed or permitted by the Insurance Departments of the states in which the Company and its subsidiary were domiciled (statutory basis of accounting), were presented fairly, in all material respects, in conformity with generally accepted accounting principles. As described in Note 1 to these financial statements, pursuant to the pronouncement of the Financial Accounting Standards Board, financial statements of mutual life insurance enterprises prepared using accounting practices prescribed or permitted by insurance regulators (statutory basis of accounting) are no longer considered presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the presentation of the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1997 and 1996, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1997 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1997 and 1996 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, on the basis of accounting described in Note 1.

                                                 /s/ PRICE WATERHOUSE LLP

January 26, 1998

APPENDIX


ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are for male insureds, select risks, age 35. The first two illustrations, on pages 41-42, are for a policy with a Minimum Guaranteed Death Benefit of $100,000 and no Additional Protection, based (1) on current charges and the current dividend scale and (2) on maximum charges and zero dividends. The other two illustrations are for a Policy with a Minimum Guaranteed Death Benefit of $100,000 and Additional Protection of $100,000.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the return rate for the nine Fund Portfolios averaged 0%, 6% or 12%, but the rates for each individual Portfolio varied over and under the average.


The amounts shown as the death benefits and cash values reflect the deductions from premiums, deductions from Policy Value and the charge at the annual rate of
 .60% of the Account's assets for mortality and expense risks. The amounts shown as the cash values reflect the deduction of the surrender charge during the first fifteen Policy years. The amounts shown also reflect the average of the investment advisory fees and other Fund expenses applicable to each of the nine Portfolios of the Fund during 1997 at the annual rate of .45% of the Fund's net assets. See "The Fund", p. 4. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.05%, 4.95% and 10.95% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.

The death benefits and corresponding cash values shown on pages 41 and 43 illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 11. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to increase the Policy Value, other dividend options are available. The use of dividends for other purposes during the guaranteed period for Additional Protection may cause the guaranteed period to terminate. See "Death Benefit", p. 8.

A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

           VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                    MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
                $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                              $1,347 ANNUAL PREMIUM (1)
                        CURRENT CHARGES AND DIVIDEND SCALE (2)
                       DIVIDENDS USED TO INCREASE POLICY VALUE


                                                     DEATH BENEFIT (3)                        CASH SURRENDER VALUE (3)
                                        ----------------------------------------     ----------------------------------------
                                               ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
                    PREMIUM                    ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                  ACCUMULATED
  END OF        AT 5% INTEREST                0%             6%            12%             0%             6%            12%
POLICY YEAR        PER YEAR               --------       --------       --------       --------       --------       --------
-----------        --------
  1                $  1,414               $100,000       $100,012       $100,071         $  345         $  403         $  462
  2                   2,899                100,000        100,036        100,222          1,286          1,465          1,650
  3                   4,459                100,000        100,072        100,463          2,209          2,571          2,962
  4                   6,096                100,000        100,120        100,807          3,112          3,724          4,412
  5                   7,815                100,000        100,182        101,269          3,995          4,925          6,011
  6                   9,620                100,000        100,256        101,860          4,905          6,224          7,828
  7                  11,516                100,000        100,348        102,604          5,793          7,573          9,830
  8                  13,506                100,000        100,459        103,521          6,659          8,978         12,040
  9                  15,595                100,000        100,595        104,636          7,505         10,441         14,482
  10                 17,790                100,000        100,756        105,973          8,333         11,969         17,186
  15                 30,520                100,000        102,715        117,897         13,058         21,625         36,807
  20                 46,767                100,000        106,896        160,294         17,394         33,896         70,018
  25                 67,503                100,000        113,401        248,035         20,821         49,190        125,166
  30 (age 65)        93,968                100,000        123,224        374,517         22,973         68,278        215,763
  35                127,745                100,000        142,079        560,629         23,138         92,043        363,192
  40                170,853                100,000        168,095        835,500         19,135        120,419        598,535
  45                225,872                100,000        197,239      1,244,158          5,991        153,180        966,238



(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2) Dividends illustrated are based on current scale and experience and are not guaranteed.

(3)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
               $100,000 VARIABLE WHOLE LIFE, $0 ADDITIONAL PROTECTION
                             $1,347 ANNUAL PREMIUM (1)
                         MAXIMUM CHARGES AND ZERO DIVIDENDS


                                                     DEATH BENEFIT (2)                        CASH SURRENDER VALUE (2)
                                        ----------------------------------------     ----------------------------------------
                                               ASSUMING HYPOTHETICAL GROSS                  ASSUMING HYPOTHETICAL GROSS
                    PREMIUM                    ANNUAL INVESTMENT RETURN OF                  ANNUAL INVESTMENT RETURN OF
                  ACCUMULATED
  END OF        AT 5% INTEREST                0%             6%            12%             0%             6%            12%
POLICY YEAR        PER YEAR               --------       --------       --------       --------       --------       --------
-----------        --------
  1                $  1,414               $100,000       $100,009       $100,068         $  341         $  400         $  459
  2                   2,899                100,000        100,029        100,214          1,279          1,458          1,643
  3                   4,459                100,000        100,061        100,450          2,199          2,560          2,949
  4                   6,096                100,000        100,103        100,785          3,100          3,707          4,390
  5                   7,815                100,000        100,159        101,235          3,980          4,902          5,978
  6                   9,620                100,000        100,227        101,813          4,890          6,195          7,780
  7                  11,516                100,000        100,310        102,536          5,776          7,536          9,761
  8                  13,506                100,000        100,410        103,422          6,640          8,929         11,941
  9                  15,595                100,000        100,526        104,492          7,479         10,373         14,339
  10                 17,790                100,000        100,659        105,767          8,294         11,872         16,980
  15                 30,520                100,000        101,641        116,212         12,259         20,551         35,122
  20                 46,767                100,000        103,280        146,376         14,790         30,278         63,938
  25                 67,503                100,000        105,796        217,349         15,819         41,585        109,681
  30(age 65)         93,968                100,000        109,458        313,449         14,395         54,512        180,581
  35                127,745                100,000        114,590        444,692          8,421         68,942        288,085
  40                170,853                100,000        121,585        624,828              0         84,822        447,614
  45                225,872                100,000        131,266        872,830              0        101,943        677,857



(1) If premiums are paid more frequently than annually the payments would be $687.78 semiannually, $348.58 quarterly, or $116.75 monthly.

(2)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
        $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                             $1,852 ANNUAL PREMIUM (2)
                       CURRENT CHARGES AND DIVIDEND SCALE (3)
                      DIVIDENDS USED TO INCREASE POLICY VALUE



                                                     DEATH BENEFIT (4)                        CASH SURRENDER VALUE (4)
                                        ----------------------------------------     ----------------------------------------
                                                ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
                    PREMIUM                     ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
                  ACCUMULATED
  END OF        AT 5% INTEREST                0%             6%            12%             0%             6%            12%
POLICY YEAR        PER YEAR               --------       --------       --------       --------       --------       --------
-----------        --------
  1                $  1,945               $200,000       $200,000       $200,000         $  566         $  642         $  718
  2                   3,986                200,000        200,000        200,000          1,884          2,121          2,367
  3                   6,130                200,000        200,000        200,000          3,178          3,663          4,186
  4                   8,381                200,000        200,000        200,000          4,447          5,271          6,197
  5                  10,745                200,000        200,000        200,000          5,688          6,945          8,414
  6                  13,227                200,000        200,000        200,000          6,954          8,742         10,919
  7                  15,833                200,000        200,000        200,000          8,187         10,608         13,677
  8                  18,569                200,000        200,000        200,000          9,390         12,549         16,722
  9                  21,442                200,000        200,000        200,000         10,565         14,570         20,088
  10                 24,459                200,000        200,000        200,962         11,716         16,681         23,817
  15                 41,962                200,000        200,000        212,712         17,945         29,670         50,532
  20                 64,300                200,000        200,000        241,412         23,184         45,714         95,408
  25                 92,810                200,000        200,000        338,094         26,486         65,091        170,612
  30(age 65)        129,197                197,600        200,000        510,960         26,953         88,595        294,369
  35                175,637                181,659        208,663        765,267         23,567        117,367        495,763
  40                234,907                164,488        225,154      1,140,813         13,198        151,628        817,255
  45                310,553                105,636        249,831      1,699,114              0        191,921      1,319,566



(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3) Dividends illustrated are based on current scale and experience and are not guaranteed.

(4)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          VARIABLE WHOLE LIFE WITH ADDITIONAL PROTECTION INSURANCE POLICY
                   MALE ISSUE AGE 35 -- SELECT UNDERWRITING RISK
        $100,000 VARIABLE WHOLE LIFE PLUS $100,000 ADDITIONAL PROTECTION(1)
                             $1,852 ANNUAL PREMIUM (2)
                         MAXIMUM CHARGES AND ZERO DIVIDENDS


                                                     DEATH BENEFIT (3)                        CASH SURRENDER VALUE (3)
                                        ----------------------------------------     ----------------------------------------
                                                ASSUMING HYPOTHETICAL GROSS                 ASSUMING HYPOTHETICAL GROSS
                    PREMIUM                     ANNUAL INVESTMENT RETURN OF                 ANNUAL INVESTMENT RETURN OF
                  ACCUMULATED
  END OF        AT 5% INTEREST                0%             6%            12%             0%             6%            12%
POLICY YEAR        PER YEAR               --------       --------       --------       --------       --------       --------
-----------        --------
  1                $  1,945               $200,000       $200,000       $200,000         $  476         $  553         $  629
  2                   3,986                200,000        200,000        200,000          1,697          1,928          2,169
  3                   6,130                200,000        200,000        200,000          2,887          3,354          3,858
  4                   8,381                200,000        200,000        200,000          4,044          4,829          5,712
  5                  10,745                200,000        200,000        200,000          5,165          6,354          7,746
  6                  13,227                200,000        200,000        200,000          6,308          7,987         10,037
  7                  15,833                200,000        200,000        200,000          7,408          9,668         12,542
  8                  18,569                200,000        200,000        200,000          8,467         11,400         15,288
  9                  21,442                200,000        200,000        200,000          9,481         13,181         18,295
  10                 24,459                200,000        200,000        200,000         10,449         15,013         21,597
  15                 41,962                200,000        200,000        206,160         14,798         25,227         43,980
  20                 64,300                166,976        200,000        225,051         17,265         35,835         79,047
  25                 92,810                141,701        200,000        268,430         18,255         46,521        135,457
  30(age 65)        129,197                125,250        200,000        389,248         16,857         55,706        224,250
  35                175,637                115,340        200,000        554,030         11,040         59,787        358,917
  40                234,907                109,110        111,320        780,024              0         65,604        558,794
  45                310,553                105,628        111,320      1,091,031              0         77,176        847,317



(1) Additional Protection is guaranteed to be $100,000 for at least 15 years, so long as all premiums are paid when due and all dividends are used to increase Policy Value.

(2) If premiums are paid more frequently than annually the payments would be $945.13 semiannually, $478.52 quarterly, or $160.33 monthly.

(3)  Assumes no policy loan has been made.


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

          NORTHWESTERN MUTUAL VARIABLE COMPLIFE-Registered Trademark-


          Northwestern Mutual Variable Life Account



          Northwestern Mutual Series Fund, Inc.




          P   R  O  S  P  E  C  T  U  S








          NORTHWESTERN
          MUTUAL LIFE-Registered Trademark-

          PO Box 3095
          Milwaukee  WI  53201-3095







HOLO3\41850

                                       PART II


                          CONTENTS OF REGISTRATION STATEMENT

     This amendment to the registration statement comprises the following papers and documents:

     The facing sheet

     The cross-reference sheet

     The prospectus consisting of 47 pages

     The undertaking with respect to fees and charges

     The signatures

     Written consents of the following persons:

          Price Waterhouse LLP (filed herewith as Exhibit C(1)

          William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6)


The following exhibits:

     Exhibit C(1)        Consent of Price Waterhouse LLP

     Exhibit C(6)        Opinion and consent of William C. Koenig, F.S.A.

The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and is incorporated herein by reference.

     Exhibit A(6)(c)     Amendments to By-laws of The Northwestern Mutual Life
                         Insurance Company dated July 23, 1997.


The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated February 27, 1998, and is incorporated herein by reference.

     Exhibit A(6)(c)(1)  Amendment to By-laws of The Northwestern Mutual Life
                         Insurance Company dated January 28, 1998.

                                     UNDERTAKING

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 1998.

                                   NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                   (Registrant)

                                   By THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY
                                      (Depositor)

Attest: JOHN M. BREMER                  By: JAMES D. ERICSON
        -----------------------------      --------------------------------
        John M. Bremer, Executive Vice     James D. Ericson, President and
         President, General Counsel         Chief Executive Officer
         and Secretary
                                        By NORTHWESTERN MUTUAL INVESTMENT
                                           SERVICES, INC.
                                           (Depositor)

Attest: MERRILL C. LUNDBERG             By: RICHARD L. HALL
        ------------------------------     --------------------------------
        Merrill C. Lundberg, Secretary     Richard L. Hall,
                                            President and CEO

     Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 1998.
                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY  (Depositor)

Attest: JOHN M. BREMER                  By: JAMES D. ERICSON
        -----------------------------      --------------------------------
        John M. Bremer, Executive Vice     James D. Ericson, President and
         President, General Counsel         Chief Executive Officer
         and Secretary
                                        NORTHWESTERN MUTUAL INVESTMENT
                                        SERVICES, INC.  (Depositor)

Attest: MERRILL C. LUNDBERG             By: RICHARD L. HALL
        -----------------------------      --------------------------------
        Merrill C. Lundberg, Secretary     Richard L. Hall,
                                            President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

SIGNATURE                     TITLE
---------                     -----

JAMES D. ERICSON
-------------------------     Trustee, President and        Dated
James D. Ericson              Principal Executive and       April 28,
                              Financial Officer             1998

GARY E. LONG
-------------------------     Vice President, Controller
Gary E. Long                  and Principal Accounting
                              Officer

HAROLD B. SMITH*              Trustee
-------------------------
Harold B. Smith


J. THOMAS LEWIS*              Trustee
-------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*      Trustee
-------------------------
Patricia Albjerg Graham


DONALD J. SCHUENKE*           Trustee
-------------------------
Donald J. Schuenke


R. QUINTUS ANDERSON*          Trustee
-------------------------
R. Quintus Anderson


STEPHEN F. KELLER*
-------------------------     Trustee                       Dated
Stephen F. Keller                                           April 28, 1998


PIERRE S. DU PONT*            Trustee
-------------------------
Pierre S. du Pont


J. E. GALLEGOS*               Trustee
-------------------------
J. E. Gallegos


KATHRYN D. WRISTON*           Trustee
-------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*            Trustee
-------------------------
Barry L. Williams


GORDON T. BEAHAM III*         Trustee
-------------------------
Gordon T. Beaham III


DANIEL F. MCKEITHAN, JR.*     Trustee
-------------------------
Daniel F. McKeithan, Jr.


ROBERT E. CARLSON*            Trustee
-------------------------
Robert E. Carlson

EDWARD E. BARR*               Trustee
-------------------------
Edward E. Barr


ROBERT C. BUCHANAN*           Trustee
-------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*       Trustee
-------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*       Trustee
-------------------------
H. Mason Sizemore, Jr.


JOHN J. STOLLENWERK*          Trustee
-------------------------
John J. Stollenwerk


GEORGE A. DICKERMAN*          Trustee
-------------------------
George A. Dickerman


GUY A. OSBORN*
-------------------------     Trustee                  Dated
Guy A. Osborn                                          April 28, 1998


JOHN E. STEURI*               Trustee
-------------------------
John E. Steuri


STEPHEN N. GRAFF*             Trustee
-------------------------
Stephen N. Graff


BARBARA A. KING*              Trustee
-------------------------
Barbara A. King


TIMOTHY D. PROCTOR*           Trustee
-------------------------
Timothy D. Proctor




*By: JAMES D. ERICSON
     -----------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                  CONSENT OF ACTUARY


     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).









                          CONSENT OF INDEPENDENT ACCOUNTANTS


            The Consent of Price Waterhouse LLP is filed as Exhibit C(1).

                                  POWER OF ATTORNEY


     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1997 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 23rd day of July, 1997.



                              R. QUINTUS ANDERSON            Trustee
                              -------------------------------
                              R. Quintus Anderson



                              EDWARD E. BARR                 Trustee
                              -------------------------------
                              Edward E. Barr



                              GORDON T. BEAHAM III           Trustee
                              -------------------------------
                              Gordon T. Beaham III



                              ROBERT C. BUCHANAN             Trustee
                              -------------------------------
                              Robert C. Buchanan



                              ROBERT E. CARLSON              Trustee
                              -------------------------------
                              Robert E. Carlson



                              GEORGE A. DICKERMAN            Trustee
                              -------------------------------
                              George A. Dickerman

                              PIERRE S. DU PONT              Trustee
                              -------------------------------
                              Pierre S. du Pont



                              JAMES D. ERICSON               Trustee
                              -------------------------------
                              James D. Ericson



                              J. E. GALLEGOS                 Trustee
                              -------------------------------
                              J. E. Gallegos



                              STEPHEN N. GRAFF               Trustee
                              -------------------------------
                              Stephen N. Graff



                              PATRICIA ALBJERG GRAHAM        Trustee
                              -------------------------------
                              Patricia Albjerg Graham



                              STEPHEN F. KELLER              Trustee
                              -------------------------------
                              Stephen F. Keller



                              BARBARA A. KING                Trustee
                              -------------------------------
                              Barbara A. King



                              J. THOMAS LEWIS                Trustee
                              -------------------------------
                              J. Thomas Lewis



                              DANIEL F. MCKEITHAN, JR.       Trustee
                              -------------------------------
                              Daniel F. McKeithan, Jr.



                              GUY A. OSBORN                  Trustee
                              -------------------------------
                              Guy A. Osborn

                              TIMOTHY D. PROCTOR             Trustee
                              -------------------------------
                              Timothy D. Proctor



                              DONALD J. SCHUENKE             Trustee
                              -------------------------------
                              Donald J. Schuenke



                              H. MASON SIZEMORE, JR.         Trustee
                              -------------------------------
                              H. Mason Sizemore, Jr.



                              HAROLD B. SMITH                Trustee
                              -------------------------------
                              Harold B. Smith



                              SHERWOOD H. SMITH, JR.         Trustee
                              -------------------------------
                              Sherwood H. Smith, Jr.



                              JOHN E. STEURI                 Trustee
                              -------------------------------
                              John E. Steuri



                              JOHN J. STOLLENWERK            Trustee
                              -------------------------------
                              John J. Stollenwerk



                              BARRY L. WILLIAMS              Trustee
                              -------------------------------
                              Barry L. Williams



                              KATHRYN D. WRISTON             Trustee
                              -------------------------------
                              Kathryn D. Wriston

                                    EXHIBIT INDEX
                             EXHIBITS FILED WITH FORM S-6
                          POST-EFFECTIVE AMENDMENT NO. 3 TO
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                         FOR
                        NORTHWESTERN MUTUAL VARIABLE COMPLIFE


Exhibit Number                Exhibit Name
--------------                ------------

Exhibit C(1)                  Consent of Price Waterhouse LLP.

Exhibit C(6)                  Opinion of William C. Koenig, F.S.A.


     The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated October 1, 1997, and is incorporated herein by reference.

Exhibit A(6)(c)               Amendments to By-laws of The Northwestern Mutual
                              Life Insurance Company dated July 23, 1997.

     The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-36865, CIK 0000742277, dated February 27, 1998, and is incorporated herein by reference.

Exhibit A(6)(c)(1)            Amendment to By-laws of The Northwestern Mutual
                              Life Insurance Company dated January 28, 1998.